                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number:    811-881
                                                      ---------------

                            Columbia Funds Trust III
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts     02111
                ------------------------------------------------------
                (Address of principal executive offices)      (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
                ------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   -----------------------------

Date of fiscal year end:  09/30/05
                        --------------------------

Date of reporting period: 03/31/05
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA MID CAP VALUE FUND

SEMIANNUAL REPORT

MARCH 31, 2005

TABLE OF CONTENTS

Fund Profile                                                                1

Performance Information                                                     2

Understanding Your Expenses                                                 3

Economic Update                                                             4

Portfolio Managers' Report                                                  5

Financial Statements                                                        7

   Investment Portfolio                                                     8

   Statement of Assets and Liabilities                                     14

   Statement of Operations                                                 15

   Statement of Changes in Net Assets                                      16

   Notes to Financial Statements                                           17

   Financial Highlights                                                    22

Board Consideration and Approval of Investment Advisory Agreement          26

Important Information About This Report                                    29

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                     COLUMBIA MID CAP VALUE FUND

[PHOTO OF CHRISTOPHER WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

FUND PROFILE

                                                     COLUMBIA MID CAP VALUE FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

SECTORS AS OF 03/31/05 (%)

   Financials                   22.7
   Industrials                  15.0
   Materials                    14.9
   Consumer discretionary       11.9
   Energy                        9.1
   Utilities                     7.2
   Information technology        6.8
   Health care                   6.2
   Consumer staples              4.5
   Telecommunication services    1.7

TOP 10 HOLDINGS AS OF 03/31/05 (%)

   Amerada Hess                  1.7
   Golden West Financial         1.7
   Telephone & Data Systems      1.7
   XTO Energy                    1.5
   Constellation Energy Group    1.5
   UST                           1.4
   The Brink's Company           1.3
   Exelon                        1.3
   Sovereign Bancorp             1.3
   Georgia Pacific               1.2

Portfolio holdings are calculated as a percentage of net assets. Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005, THE FUND'S CLASS A SHARES RETURNED 10.46% WITHOUT SALES CHARGE.

- THE FUND, ITS BENCHMARK AND PEER GROUP ALL BENEFITED FROM A STRONG MARKET FOR VALUE STOCKS.

- HEALTH CARE, ENERGY AND UTILITIES INVESTMENTS PROVIDED THE STRONGEST RETURNS; STOCKS IN INFORMATION TECHNOLOGY AND TELECOMMUNICATIONS THE WEAKEST. STOCK SELECTION ACCOUNTED FOR THE FUND'S SHORTFALL AGAINST THE RUSSELL MIDCAP VALUE INDEX.

CLASS A SHARES                  10.46%
RUSSELL MIDCAP VALUE INDEX      14.34%

                                    OBJECTIVE
 Seeks long term growth by investing primarily in middle capitalization equities

                                TOTAL NET ASSETS
                                $1,837.1 million

MANAGEMENT STYLE

[GRAPHIC]

PERFORMANCE INFORMATION

                                                     COLUMBIA MID CAP VALUE FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05

                         CLASS A SHARES               CLASS A SHARES
                      WITHOUT SALES CHARGE           WITH SALES CHARGE   RUSSELL MIDCAP VALUE INDEX
 04/1/1995                      $   10,000                  $    9,425                  $   10,000
 4/30/1995                      $   10,204                  $    9,617                  $   10,212
 5/31/1995                      $   10,695                  $   10,080                  $   10,623
 6/30/1995                      $   11,139                  $   10,498                  $   10,868
 7/31/1995                      $   11,709                  $   11,036                  $   11,247
 8/31/1995                      $   11,883                  $   11,200                  $   11,468
 9/30/1995                      $   12,331                  $   11,622                  $   11,730
10/31/1995                      $   12,271                  $   11,565                  $   11,502
11/30/1995                      $   12,568                  $   11,845                  $   12,131
12/31/1995                      $   12,622                  $   11,896                  $   12,263
 1/31/1996                      $   12,919                  $   12,176                  $   12,561
 2/29/1996                      $   13,340                  $   12,573                  $   12,680
 3/31/1996                      $   13,505                  $   12,729                  $   12,948
 4/30/1996                      $   14,025                  $   13,219                  $   13,058
 5/31/1996                      $   14,429                  $   13,599                  $   13,183
 6/30/1996                      $   14,272                  $   13,451                  $   13,198
 7/31/1996                      $   13,612                  $   12,830                  $   12,569
 8/31/1996                      $   13,942                  $   13,140                  $   13,097
 9/30/1996                      $   14,890                  $   14,034                  $   13,578
10/31/1996                      $   14,881                  $   14,025                  $   13,935
11/30/1996                      $   15,491                  $   14,600                  $   14,810
12/31/1996                      $   15,203                  $   14,329                  $   14,748
 1/31/1997                      $   15,744                  $   14,839                  $   15,211
 2/28/1997                      $   15,846                  $   14,935                  $   15,468
 3/31/1997                      $   14,875                  $   14,020                  $   14,998
 4/30/1997                      $   15,231                  $   14,355                  $   15,376
 5/31/1997                      $   16,426                  $   15,482                  $   16,282
 6/30/1997                      $   17,070                  $   16,089                  $   16,886
 7/31/1997                      $   18,555                  $   17,488                  $   18,139
 8/31/1997                      $   18,182                  $   17,137                  $   17,926
 9/30/1997                      $   19,406                  $   18,290                  $   19,038
10/31/1997                      $   19,088                  $   17,990                  $   18,459
11/30/1997                      $   19,620                  $   18,492                  $   19,081
12/31/1997                      $   20,248                  $   19,084                  $   19,812
 1/31/1998                      $   20,289                  $   19,122                  $   19,428
 2/28/1998                      $   22,147                  $   20,874                  $   20,725
 3/31/1998                      $   23,117                  $   21,788                  $   21,793
 4/30/1998                      $   23,290                  $   21,951                  $   21,671
 5/31/1998                      $   22,503                  $   21,209                  $   21,163
 6/30/1998                      $   22,922                  $   21,604                  $   21,231
 7/31/1998                      $   21,870                  $   20,612                  $   20,155
 8/31/1998                      $   18,263                  $   17,213                  $   17,321
 9/30/1998                      $   19,335                  $   18,224                  $   18,333
10/31/1998                      $   20,602                  $   19,417                  $   19,521
11/30/1998                      $   21,735                  $   20,485                  $   20,206
12/31/1998                      $   23,150                  $   21,819                  $   20,820
 1/31/1999                      $   22,874                  $   21,559                  $   20,335
 2/28/1999                      $   21,394                  $   20,164                  $   19,887
 3/31/1999                      $   21,775                  $   20,523                  $   20,172
 4/30/1999                      $   22,938                  $   21,619                  $   22,082
 5/31/1999                      $   23,149                  $   21,818                  $   22,175
 6/30/1999                      $   24,290                  $   22,894                  $   22,428
 7/31/1999                      $   23,666                  $   22,305                  $   21,867
 8/31/1999                      $   22,906                  $   21,589                  $   21,110
 9/30/1999                      $   22,304                  $   21,021                  $   20,042
10/31/1999                      $   23,169                  $   21,837                  $   20,633
11/30/1999                      $   23,920                  $   22,545                  $   20,256
12/31/1999                      $   25,257                  $   23,805                  $   20,799
 1/31/2000                      $   24,330                  $   22,931                  $   19,555
 2/29/2000                      $   24,870                  $   23,440                  $   18,738
 3/31/2000                      $   27,427                  $   25,850                  $   21,009
 4/30/2000                      $   27,076                  $   25,519                  $   21,093
 5/31/2000                      $   26,537                  $   25,011                  $   21,455
 6/30/2000                      $   26,221                  $   24,714                  $   20,655
 7/31/2000                      $   26,880                  $   25,334                  $   21,138
 8/31/2000                      $   29,062                  $   27,391                  $   22,434
 9/30/2000                      $   28,545                  $   26,904                  $   22,650
10/31/2000                      $   28,767                  $   27,113                  $   23,080
11/30/2000                      $   26,984                  $   25,432                  $   22,780
12/31/2000                      $   29,167                  $   27,490                  $   24,789
 1/31/2001                      $   29,251                  $   27,570                  $   24,700
 2/28/2001                      $   28,751                  $   27,098                  $   24,596
 3/31/2001                      $   27,932                  $   26,326                  $   23,915
 4/30/2001                      $   29,935                  $   28,213                  $   25,230
 5/31/2001                      $   30,824                  $   29,051                  $   25,947
 6/30/2001                      $   30,281                  $   28,540                  $   25,602
 7/31/2001                      $   30,393                  $   28,646                  $   25,499
 8/31/2001                      $   29,615                  $   27,912                  $   25,032
 9/30/2001                      $   26,541                  $   25,015                  $   22,644
10/31/2001                      $   26,902                  $   25,355                  $   22,764
11/30/2001                      $   28,473                  $   26,836                  $   24,358
12/31/2001                      $   29,811                  $   28,097                  $   25,369
 1/31/2002                      $   29,895                  $   28,176                  $   25,625
 2/28/2002                      $   30,161                  $   28,427                  $   26,040
 3/31/2002                      $   31,584                  $   29,768                  $   27,371
 4/30/2002                      $   31,654                  $   29,834                  $   27,352
 5/31/2002                      $   31,667                  $   29,846                  $   27,311
 6/30/2002                      $   30,020                  $   28,294                  $   26,093
 7/31/2002                      $   27,552                  $   25,968                  $   23,538
 8/31/2002                      $   27,858                  $   26,256                  $   23,811
 9/30/2002                      $   25,181                  $   23,733                  $   21,406
10/31/2002                      $   25,725                  $   24,246                  $   22,087
11/30/2002                      $   27,063                  $   25,506                  $   23,478
12/31/2002                      $   26,156                  $   24,652                  $   22,920
 1/31/2003                      $   25,403                  $   23,942                  $   22,285
 2/28/2003                      $   24,872                  $   23,442                  $   21,915
 3/31/2003                      $   24,857                  $   23,428                  $   21,989
 4/30/2003                      $   26,460                  $   24,939                  $   23,660
 5/31/2003                      $   27,995                  $   26,385                  $   25,743
 6/30/2003                      $   28,177                  $   26,557                  $   25,923
 7/31/2003                      $   28,943                  $   27,279                  $   26,729
 8/31/2003                      $   29,849                  $   28,133                  $   27,678
 9/30/2003                      $   29,306                  $   27,621                  $   27,462
10/31/2003                      $   31,328                  $   29,527                  $   29,478
11/30/2003                      $   32,039                  $   30,197                  $   30,333
12/31/2003                      $   33,350                  $   31,432                  $   31,643
 1/31/2004                      $   33,963                  $   32,010                  $   32,478
 2/29/2004                      $   34,996                  $   32,983                  $   33,281
 3/31/2004                      $   35,038                  $   33,023                  $   33,334
 4/30/2004                      $   34,340                  $   32,366                  $   31,924
 5/31/2004                      $   34,883                  $   32,877                  $   32,741
 6/30/2004                      $   35,943                  $   33,877                  $   33,910
 7/31/2004                      $   34,383                  $   32,406                  $   32,991
 8/31/2004                      $   34,187                  $   32,222                  $   33,522
 9/30/2004                      $   35,134                  $   33,114                  $   34,498
10/31/2004                      $   35,331                  $   33,300                  $   35,294
11/30/2004                      $   37,352                  $   35,204                  $   37,680
12/31/2004                      $   38,462                  $   36,250                  $   39,142
 1/31/2005                      $   37,735                  $   35,565                  $   38,230
 2/28/2005                      $   39,085                  $   36,838                  $   39,565
03/31/2005                      $   38,831                  $   36,598                  $   39,446

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

   SHARE CLASS                   A                   B                  C              Z
---------------------------------------------------------------------------------------------
   INCEPTION                  07/21/49            06/08/92           08/01/97       02/08/01
---------------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH      WITHOUT   WITH     WITHOUT   WITH    WITHOUT
---------------------------------------------------------------------------------------------
   6-MONTH (CUMULATIVE)     10.46     4.11      10.05     5.05     10.04     9.04    10.57
   1-YEAR                   10.77     4.40       9.95     4.95      9.90     8.90    11.01
   5-YEAR                    7.19     5.93       6.38     6.06      6.38     6.38     7.45
   10-YEAR                  14.53    13.85      13.66    13.66     13.68    13.68    14.69

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class Z share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the class Z shares. The class Z share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and the class Z shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class Z shares would have been different. Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered in 1949. Class B shares were initially offered on June 8, 1992, class C shares were initially offered on August 1, 1997, and class Z shares were initially offered on February 8, 2001.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05 ($)

   SALES CHARGE:       WITHOUT       WITH
----------------------------------------------
   Class A             38,831       36,598
   Class B             35,989       35,989
   Class C             36,041       36,041
   Class Z             39,391          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                                     COLUMBIA MID CAP VALUE FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05

               ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE           EXPENSES PAID              FUND'S ANNUALIZED
             BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)       DURING THE PERIOD ($)          EXPENSE RATIO (%)
               ACTUAL   HYPOTHETICAL        ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL
   CLASS A    1,000.00    1,000.00         1,104.56     1,019.39          5.83         5.59                  1.11
   CLASS B    1,000.00    1,000.00         1,100.52     1,015.65          9.75         9.35                  1.86
   CLASS C    1,000.00    1,000.00         1,100.42     1,015.65          9.75         9.35                  1.86
   CLASS Z    1,000.00    1,000.00         1,105.71     1,020.59          4.57         4.38                  0.87

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                                     COLUMBIA MID CAP VALUE FUND

During the six-month period that began October 1, 2004, and ended March 31, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap appeared to have been overstated. In fact, nearly all sectors that contribute to US GDP were revised higher. First quarter GDP was reported at 3.1%--lower than most economists expected it to be, but still slightly above the economy's long-term growth rate of 3.0%.

Job growth dominated US economic news as the pace of new job creation picked up and more than two million jobs were created in 2004. In 2005 both January and March job additions came in somewhat below expectations, putting an end to the rise in consumer confidence readings. Yet, consumers overall remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

STOCKS PICK UP, THEN LOSE MOMENTUM

Stock market performance picked up as employment news improved in 2004 and uncertainty surrounding the US presidential election was resolved. But investors turned cautious early in 2005 at the possibility of higher interest rates, higher inflation, sharply higher energy prices and subdued corporate profit growth and the stock market lost momentum. Nevertheless, the stock market delivered solid gains for the period. The S&P 500 Index returned 6.88%. Small-cap stocks did better than large-cap stocks, as measured by the Russell 2000 Index, which gained 8.00% over the same period. Energy and utility stocks were the period's strongest performers.

BOND RETURNS SLIDE LATE IN THE PERIOD

In the first half of the period, the US bond market was on track to deliver solid returns. Bond investors responded favorably to short-term interest rate hikes by the Federal Reserve Board (the Fed), because they indicated that the Fed was on top of inflation. Yields on intermediate and long-term bonds edged lower--and prices rose. However, halfway through the period, investors were unsettled by Fed Chairman Greenspan's comments that the movement of short and long-term rates in opposite directions represented a conundrum for the markets, and bonds reversed course in the last six weeks of the period. The Lehman Brothers Aggregate Bond Index returned 0.47% for the period. Municipal bonds outperformed taxable bonds, Treasury bonds outperformed corporate bonds and high-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 2.96%.

HIGHER SHORT-TERM INTEREST RATES

The Fed made good on its announced intentions to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four one-quarter percentage point increases during this reporting period, the federal funds rate stood at 2.75%.(1) Last year the Fed indicated that it would continue to raise short-term interest rates at a measured pace. However, in its March meeting, the Fed hinted at the possibility of a more aggressive pace in months to come.

(1)  On May 3, 2005, the federal funds rate was increased to 3.0%.

[SIDENOTE]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005

- BUOYED BY A MARKET RALLY IN THE FIRST HALF OF THE PERIOD, THE S&P 500 INDEX RETURNED 6.88%. SMALL-CAP STOCKS DID EVEN BETTER, AS MEASURED BY THE RUSSELL 2000 INDEX.

S&P 500 INDEX            6.88%
RUSSELL 2000 INDEX       8.00%

- DESPITE RISING INTEREST RATES, BONDS DELIVERED MODEST GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 0.47%. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS. THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX RETURNED 2.96%

LEHMAN INDEX                0.47%
MERRILL LYNCH INDEX         2.96%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.

PORTFOLIO MANAGERS' REPORT

                                                     COLUMBIA MID CAP VALUE FUND

For the six-month period ended March 31, 2005, class A shares of Columbia Mid Cap Value Fund returned 10.46% without sales charge. That return was lower than the fund's benchmark, the Russell Midcap Value Index, which returned 14.34% for the same period. The fund performed in line with its peer group average, the Morningstar(R) Mid-Cap Value Fund Category, which was 10.81%.(1)

HEALTH CARE AND UTILITIES STAND OUT

The fund's returns in the health care and utilities sectors surpassed their respective benchmark groups. Health care investments registered the fund's strongest gain, significantly outperforming the index sector. Within health care, the focus on service providers proved very effective. WellPoint and HCA were among the top contributors during the reporting period. The valuation discipline that has kept the fund away from biotechnology stocks also helped, as biotechnolgy registered a loss for the index.

Although it had less exposure to utilities than the index, the fund benefited from security selection within the sector. Each of the fund's utilities holdings rose. These stocks benefited from the US economic recovery, strong growth in emerging markets and supply constraints that kept energy prices high. Exelon and Constellation Energy Group figured among the top contributors.

FINANCIALS CONFRONT RATE AND INFLATION FEARS

Economic growth and higher oil prices raised the specter of inflation and rising interest rates, putting pressure on the financial sector. Financial stocks, which are the heaviest weight in both the fund and the index, were weak. The fund's below-index exposure and its shift away from rate-sensitive banks and mortgage companies helped performance. We have been re-shaping the fund's investment profile in the sector and continue to favor real estate investment trusts (REITs) and insurance companies. Positions in Host Marriott, a hotel property REIT, and Loews, a diversified company with an emphasis in property and casualty insurance, were strong performers. Value stocks--particularly mid-cap issues--performed exceptionally well during the period. Although the fund's performance fell short of the benchmark, seven of the fund's ten sectors produced double-digit returns. Investments in only two sectors--information technology and telecommunications services--posted negative returns. Compared with its benchmark, allocation decisions added to the return while selection within industry groups detracted from performance.

ENERGY STOCKS RALLIED

Increased global demand, a resurgence of domestic manufacturing and a weak US dollar bolstered returns on investments in energy, materials and industrial companies. In fact, the energy sector produced the market's highest return by far. Oil exploration companies XTO Energy and Transocean were top contributors to results. The fund's largest holding, Amerada Hess, which had appreciated dramatically prior to the reporting period, continued to perform well. In our view, the energy sector remains attractive and we continue to add to the fund's exposure to energy.

(1) (C)2004, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

     Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 03/31/05 ($)

   Class A                      26.71
   Class B                      24.24
   Class C                      25.02
   Class Z                      27.01

DISTRIBUTIONS DECLARED PER SHARE 10/01/04 - 03/31/05 ($)

   Class A                       1.09
   Class B                       1.08
   Class C                       1.08
   Class Z                       1.15

HOLDINGS DISCUSSED IN THIS REPORT AS OF 3/31/05 (%)

   WellPoint                      0.8
   HCA                            0.9
   Exelon                         1.3
   Constellation Energy Group     1.5
   Host Marriot                   1.1
   Loews Corporation              0.9
   XTO Energy                     1.5
   Transocean                     1.2
   Amerada Hess                   1.7
   Telephone & Data Systems       1.7

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

INFORMATION TECHNOLOGY AND TELECOM STOCKS LANGUISH

The fund's technology investments detracted from performance. Overall, corporate spending on IT infrastructure remained below historical averages, exacerbating challenges faced by companies in a highly competitive industry which has few barriers to entry in some segments and low-cost foreign competition. In a related vein, the fund's only holding in telecommunications services, Telephone & Data Systems, lost ground after projecting slower operating flows in its wireless affiliate.

MOVING UP THE VALUE CHAIN

Given the solid performance of many mid-cap value stocks during the past year, we began to focus our efforts on slightly higher quality names, further up the value chain. As part of this strategy, we trimmed the fund's exposure to the consumer discretionary sector where results have been mixed. Stocks of department stores and companies in industries tied to leisure activities tended to perform well, while those whose fortunes are tied to the low end of the consumer market, advertising or automotive industries struggled.

CAREFULLY POSITIONED FOR OPPORTUNITY

We believe the US economy is likely to continue to grow in 2005, albeit at a slower pace. We also foresee continued increases in short-term interest rates by the Federal Reserve Board (the Fed), which could lead to higher long-term bond yields and put increased pressure on the dollar. In this environment, we are looking for attractively-valued stocks of companies with strong balance sheets and the opportunity to improve operating performance while minimizing the fund's exposure to rising interest rates and currency factors.

               Diane Sobin has co-managed Columbia Mid Cap Value Fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since August 2001.

               /s/ Diane Sobin

               David Hoffman has co-managed Columbia Mid Cap Value Fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since August 2001.

               /s/ David Hoffman

The Board of Trustees approved a proposal to reorganize the Columbia Mid Cap Value Fund into Nations MidCap Value Fund, subject to shareholder approval. Shareholders are scheduled to vote on this reorganization in the third quarter of 2005. The reorganization is proposed to take place within a reasonable time thereafter.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

[SIDENOTE]

IN THIS ENVIRONMENT, WE ARE LOOKING FOR ATTRACTIVELY-VALUED STOCKS OF COMPANIES WITH STRONG BALANCE SHEETS AND THE OPPORTUNITY TO IMPROVE OPERATING PERFORMANCE WHILE MINIMIZING THE FUND'S EXPOSURE TO RISING INTEREST RATES AND CURRENCY FACTORS.

FINANCIAL STATEMENTS

MARCH 31, 2005(UNAUDITED)                            COLUMBIA MID CAP VALUE FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

MARCH 31, 2005 (UNAUDITED)                           COLUMBIA MID CAP VALUE FUND

                                                                                                               SHARES     VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 99.0%

CONSUMER DISCRETIONARY - 11.3%

                    AUTO COMPONENTS - 1.2%   BorgWarner, Inc.                                                 182,900     8,903,572
                                             Johnson Controls, Inc.                                           247,100    13,778,296
                                                                                                Auto Components Total    22,681,868

      HOTELS, RESTAURANTS & LEISURE - 1.9%   Brinker International, Inc. (a)                                  482,550    17,477,961
                                             Harrah's Entertainment, Inc.                                     276,400    17,849,912
                                                                                  Hotels, Restaurants & Leisure Total    35,327,873

       LEISURE EQUIPMENT & PRODUCTS - 0.5%   Mattel, Inc.                                                     447,300     9,549,855
                                                                                   Leisure Equipment & Products Total     9,549,855

                              MEDIA - 1.1%   Knight-Ridder, Inc.                                              145,600     9,791,600
                                             New York Times Co., Class A                                      258,900     9,470,562
                                                                                                          Media Total    19,262,162

                   MULTILINE RETAIL - 3.3%   Dollar General Corp.                                             623,400    13,658,694
                                             Federated Department Stores, Inc.                                321,200    20,441,168
                                             J.C. Penney Co., Inc.                                            265,400    13,779,568
                                             May Department Stores Co.                                        354,900    13,138,398
                                                                                               Multiline Retail Total    61,017,828

                   SPECIALTY RETAIL - 2.8%   Borders Group, Inc.                                              736,600    19,608,292
                                             OfficeMax, Inc.                                                  346,200    11,597,700
                                             TJX Companies, Inc.                                              749,300    18,455,259
                                                                                               Specialty Retail Total    49,661,251

   TEXTILES, APPAREL & LUXURY GOODS - 0.5%   Reebok International Ltd.                                        212,700     9,422,610
                                                                                                  Textiles, Apparel &
                                                                                                   Luxury Goods Total     9,422,610
                                                                                                                        -----------
                                                                                         CONSUMER DISCRETIONARY TOTAL   206,923,447

CONSUMER STAPLES - 4.5%

                          BEVERAGES - 0.9%   Pepsi Bottling Group, Inc.                                       595,600    16,587,460
                                                                                                      Beverages Total    16,587,460

           FOOD & STAPLES RETAILING - 0.6%   Kroger Co. (a)                                                   747,600    11,984,028
                                                                                       Food & Staples Retailing Total    11,984,028

                      FOOD PRODUCTS - 1.6%   Dean Foods Co. (a)                                               531,600    18,233,880
                                             Hormel Foods Corp.                                               342,700    10,661,397
                                                                                                  Food Products Total    28,895,277

                            TOBACCO - 1.4%   UST, Inc.                                                        482,900    24,965,930
                                                                                                        Tobacco Total    24,965,930
                                                                                                                        -----------
                                                                                               CONSUMER STAPLES TOTAL    82,432,695

ENERGY - 9.0%

        ENERGY EQUIPMENT & SERVICES - 4.5%   BJ Services Co.                                                  234,600    12,171,048
                                             National-Oilwell Varco, Inc. (a)                                 191,000     8,919,700
                                             Noble Corp.                                                      360,000    20,235,600
                                             Technip SA, ADR                                                  220,900     9,209,321
                                             Transocean, Inc. (a)                                             420,800    21,654,368
                                             Weatherford International Ltd. (a)                               172,300     9,983,062
                                                                                    Energy Equipment & Services Total    82,173,099

See Accompanying Notes to Financial Statements.

                                                                                                               SHARES     VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

ENERGY - (CONTINUED)

                          OIL & GAS - 4.5%   Amerada Hess Corp.                                               334,100    32,143,761
                                             EOG Resources, Inc.                                              122,200     5,956,028
                                             Murphy Oil Corp.                                                  53,700     5,301,801
                                             Williams Companies, Inc.                                         673,900    12,676,059
                                             XTO Energy, Inc.                                                 838,921    27,550,166
                                                                                                      Oil & Gas Total    83,627,815
                                                                                                                        -----------
                                                                                                         ENERGY TOTAL   165,800,914

FINANCIALS - 22.4%

                    CAPITAL MARKETS - 2.7%   Bear Stearns Companies, Inc.                                     185,900    18,571,410
                                             Janus Capital Group, Inc.                                      1,119,000    15,610,050
                                             Lehman Brothers Holdings, Inc.                                   167,400    15,762,384
                                                                                                Capital Markets Total    49,943,844

                   COMMERCIAL BANKS - 4.6%   City National Corp.                                              196,400    13,712,648
                                             Cullen/Frost Bankers, Inc.                                       191,500     8,646,225
                                             Marshall & Ilsley Corp.                                          462,000    19,288,500
                                             North Fork Bancorporation, Inc.                                  500,523    13,884,508
                                             TD Banknorth, Inc. (a)                                           305,270     9,536,635
                                             Toronto-Dominion Bank                                            146,467     6,056,410
                                             UnionBanCal Corp.                                                214,900    13,162,625
                                                                                               Commercial Banks Total    84,287,551

     DIVERSIFIED FINANCIAL SERVICES - 0.7%   CIT Group, Inc.                                                  350,300    13,311,400
                                                                                                Diversified Financial
                                                                                                       Services Total    13,311,400

                          INSURANCE - 6.9%   Ace Ltd.                                                         208,800     8,617,176
                                             Ambac Financial Group, Inc.                                      223,850    16,732,787
                                             Cincinnati Financial Corp.                                       193,935     8,457,505
                                             Endurance Specialty Holdings Ltd.                                412,500    15,609,000
                                             Genworth Financial, Inc., Class A                                340,600     9,373,312
                                             Hartford Financial Services Group,
                                               Inc.                                                           208,100    14,267,336
                                             Lincoln National Corp.                                           299,600    13,523,944
                                             Loews Corp.                                                      226,000    16,620,040
                                             Nationwide Financial Services,
                                               Inc., Class A                                                  309,900    11,125,410
                                             Old Republic International Corp.                                 555,650    12,941,089
                                                                                                      Insurance Total   127,267,599

                        REAL ESTATE - 2.3%   Archstone-Smith Trust, REIT                                      266,600     9,093,726
                                             Equity Office Properties Trust, REIT                             461,500    13,904,995
                                             Host Marriott Corp., REIT                                      1,185,600    19,633,536
                                                                                                    Real Estate Total    42,632,257

         THRIFTS & MORTGAGE FINANCE - 5.2%   Golden West Financial Corp.                                      526,100    31,829,050
                                             PMI Group, Inc.                                                  558,800    21,239,988
                                             Sovereign Bancorp, Inc.                                        1,036,600    22,971,056
                                             Webster Financial Corp.                                          405,900    18,431,919
                                                                                     Thrifts & Mortgage Finance Total    94,472,013
                                                                                                                        -----------
                                                                                                     FINANCIALS TOTAL   411,914,664

HEALTH CARE - 6.1%

   HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%   Millipore Corp. (a)                                              346,800    15,051,120
                                             Varian, Inc. (a)                                                 273,000    10,343,970
                                                                                              Health Care Equipment &
                                                                                                       Supplies Total    25,395,090

                                 See Accompanying Notes to Financial Statements.

                                                                                                               SHARES     VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE PROVIDERS & SERVICES - 3.2%   Community Health Systems, Inc. (a)                               311,500    10,874,465
                                             HCA, Inc.                                                        306,400    16,413,848
                                             Medco Health Solutions, Inc. (a)                                 332,000    16,457,240
                                             WellPoint, Inc. (a)                                              116,700    14,628,345
                                                                                              Health Care Providers &
                                                                                                       Services Total    58,373,898

                    PHARMACEUTICALS - 1.5%   IVAX Corp. (a)                                                   471,700     9,325,509
                                             Shire Pharmaceuticals Group PLC, ADR                             564,500    19,351,060
                                                                                                Pharmaceuticals Total    28,676,569
                                                                                                                        -----------
                                                                                                    HEALTH CARE TOTAL   112,445,557
INDUSTRIALS - 15.3%

                AEROSPACE & DEFENSE - 1.8%   Goodrich Corp.                                                   496,400    19,007,156
                                             Northrop Grumman Corp.                                           263,200    14,207,536
                                                                                            Aerospace & Defense Total    33,214,692

                  BUILDING PRODUCTS - 0.6%   American Standard Companies, Inc.                                228,100    10,602,088
                                                                                              Building Products Total    10,602,088

     COMMERCIAL SERVICES & SUPPLIES - 4.7%   Avery Dennison Corp.                                             226,400    14,020,952
                                             Brink's Co.                                                      682,100    23,600,660
                                             Cendant Corp.                                                    668,800    13,737,152
                                             Manpower, Inc.                                                   323,600    14,083,072
                                             Waste Management, Inc.                                           452,800    13,063,280
                                             United Rentals, Inc. (a)                                         443,100     8,955,051
                                                                                                Commercial Services &
                                                                                                       Supplies Total    87,460,167

         CONSTRUCTION & ENGINEERING - 0.5%   Fluor Corp.                                                      164,400     9,112,692
                                                                                     Construction & Engineering Total     9,112,692

               ELECTRICAL EQUIPMENT - 1.3%   AMETEK, Inc.                                                     394,600    15,882,650
                                             Hubbell, Inc., Class B                                           167,300     8,549,030
                                                                                           Electrical Equipment Total    24,431,680

           INDUSTRIAL CONGLOMERATES - 1.0%   Carlisle Companies, Inc.                                         259,300    18,091,361
                                                                                       Industrial Conglomerates Total    18,091,361

                          MACHINERY - 4.2%   AGCO Corp. (a)                                                   491,900     8,977,175
                                             Dover Corp.                                                      263,600     9,961,444
                                             Ingersoll-Rand Co., Ltd., Class A                                222,400    17,714,160
                                             Kennametal, Inc.                                                 229,000    10,875,210
                                             Navistar International Corp. (a)                                 480,800    17,501,120
                                             Parker Hannifin Corp.                                            195,500    11,909,860
                                                                                                      Machinery Total    76,938,969

                        ROAD & RAIL - 1.2%   Burlington Northern Santa Fe Corp.                               409,500    22,084,335
                                                                                                    Road & Rail Total    22,084,335
                                                                                                                        -----------
                                                                                                    INDUSTRIALS TOTAL   281,935,984

INFORMATION TECHNOLOGY - 6.7%

           COMMUNICATIONS EQUIPMENT - 0.8%   Andrew Corp. (a)                                               1,321,800    15,478,278
                                                                                       Communications Equipment Total    15,478,278

            COMPUTERS & PERIPHERALS - 0.0%   Seagate Technology, Inc., Escrow
                                               Shares (a)(b)                                                  105,800         1,058
                                                                                        Computers & Peripherals Total         1,058

See Accompanying Notes to Financial Statements.

                                                                                                               SHARES     VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

 ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.6%   Agilent Technologies, Inc. (a)                                   393,900     8,744,580
                                             Amphenol Corp., Class A                                          493,100    18,264,424
                                             Arrow Electronics, Inc. (a)                                      581,000    14,728,350
                                             AVX Corp.                                                        657,600     8,055,600
                                             Flextronics International Ltd. (a)                               702,400     8,456,896
                                             Ingram Micro, Inc., Class A (a)                                  270,200     4,504,234
                                             Littelfuse, Inc. (a)                                             430,000    12,319,500
                                             Mettler-Toledo International,
                                               Inc. (a)                                                       183,200     8,702,000
                                                                                               Electronic Equipment &
                                                                                                    Instruments Total    83,775,584

                        IT SERVICES - 1.3%   Affiliated Computer Services, Inc.,
                                               Class A (a)                                                    313,700    16,701,388
                                             DST Systems, Inc. (a)                                            166,900     7,707,442
                                                                                                    IT Services Total    24,408,830
                                                                                                                        -----------
                                                                                         INFORMATION TECHNOLOGY TOTAL   123,663,750

MATERIALS - 14.8%

                          CHEMICALS - 8.7%   Agrium, Inc.                                                     755,500    13,787,875
                                             Air Products & Chemicals, Inc.                                   323,900    20,499,631
                                             Celanese AG (a)                                                   68,100     1,889,775
                                             Celanese Corp., Series A (a)                                     493,700     8,881,663
                                             Eastman Chemical Co.                                             344,900    20,349,100
                                             Engelhard Corp.                                                  439,600    13,201,188
                                             International Flavors & Fragrances,
                                               Inc.                                                           451,000    17,814,500
                                             Lubrizol Corp.                                                   440,900    17,918,176
                                             Nalco Holding Co. (a)                                            636,700    11,989,061
                                             PPG Industries, Inc.                                             210,700    15,069,264
                                             Rohm and Haas Co.                                                379,900    18,235,200
                                                                                                      Chemicals Total   159,635,433

             CONSTRUCTION MATERIALS - 0.8%   Martin Marietta Materials, Inc.                                  251,400    14,058,288
                                                                                         Construction Materials Total    14,058,288

             CONTAINERS & PACKAGING - 3.1%   Bemis Co., Inc.                                                  422,900    13,160,648
                                             Crown Holdings, Inc. (a)                                         838,700    13,050,172
                                             Packaging Corp. of America                                       758,800    18,431,252
                                             Pactiv Corp. (a)                                                 511,900    11,952,865
                                                                                         Containers & Packaging Total    56,594,937

            PAPER & FOREST PRODUCTS - 2.2%   Georgia-Pacific Corp.                                            635,800    22,564,542
                                             MeadWestvaco Corp.                                               587,286    18,687,440
                                                                                        Paper & Forest Products Total    41,251,982
                                                                                                                        -----------
                                                                                                      MATERIALS TOTAL   271,540,640
TELECOMMUNICATION SERVICES - 1.7%

WIRELESS TELECOMMUNICATION SERVICES - 1.7%   Telephone & Data Systems, Inc.                                   372,000    30,355,200
                                                                                           Wireless Telecommunication
                                                                                                       Services Total    30,355,200
                                                                                                                        -----------
                                                                                     TELECOMMUNICATION SERVICES TOTAL    30,355,200

                                 See Accompanying Notes to Financial Statements.

                                                                                                             SHARES       VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

UTILITIES - 7.2%

                 ELECTRIC UTILITIES - 4.9%   ALLETE, Inc.                                                         2              84
                                             Edison International                                           457,000      15,867,040
                                             Entergy Corp.                                                  263,100      18,590,646
                                             Exelon Corp.                                                   511,300      23,463,557
                                             PG&E Corp.                                                     543,100      18,519,710
                                             PPL Corp.                                                      248,300      13,405,717
                                                                                           Electric Utilities Total      89,846,754

MULTI-UTILITIES & UNREGULATED POWER - 2.3%   Constellation Energy Group                                     528,900      27,344,130
                                             Energy East Corp.                                              541,200      14,190,264
                                                                                                  Multi-Utilities &
                                                                                            Unregulated Power Total      41,534,394
                                                                                                                      -------------
                                                                                                    UTILITIES TOTAL     131,381,148

                                             TOTAL COMMON STOCKS
                                             (COST OF $1,320,935,049)                                                 1,818,393,999

                                                                                                            PAR ($)
-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 1.2%

                                             Repurchase agreement with State
                                             Street Bank & Trust Co., dated
                                             03/31/05, due 04/01/05 at 2.450%,
                                             collateralized by a U.S. Treasury
                                             Bond maturing 05/19/05, market value
                                             of $23,306,400 (repurchase proceeds
                                             $22,846,555)                                                22,845,000      22,845,000

                                             TOTAL SHORT-TERM OBLIGATIONS
                                             (COST OF $22,845,000)                                                       22,845,000

                                             TOTAL INVESTMENTS - 100.2%
                                             (COST OF $1,343,780,049)(c)                                              1,841,238,999

                                             OTHER ASSETS & LIABILITIES, NET - (0.2)%                                    (4,183,392)

                                             NET ASSETS - 100.0%                                                      1,837,055,607

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.
(b) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(c)  Cost for federal income tax purposes is $1,343,780,049.

See Accompanying Notes to Financial Statements.

At March 31, 2005, the Fund held investments in the following sectors:

SECTOR                                          % OF NET ASSETS
---------------------------------------------------------------
Financials                                            22.4%
Industrials                                           14.9
Materials                                             14.8
Consumer Discretionary                                11.7
Energy                                                 9.0
Utilities                                              7.2
Information Technology                                 6.7
Health Care                                            6.1
Consumer Staples                                       4.5
Telecommunication Services                             1.7
Short-Term Obligation                                  1.2
Other Assets & Liabilities, Net                       (0.2)
                                                     -----
                                                     100.0%
                                                     =====

ACRONYM                    NAME
ADR                        American Depositary Receipt
REIT                       Real Estate Investment Trust

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2005 (UNAUDITED)                           COLUMBIA MID CAP VALUE FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                                 ASSETS   Investments, at cost                                                   1,343,780,049
                                                                                                                 -------------
                                          Investments, at value                                                  1,841,238,999
                                          Cash                                                                       1,435,717
                                          Receivable for:
                                            Investments sold                                                        14,797,980
                                            Fund shares sold                                                         1,893,062
                                            Interest                                                                     1,555
                                            Dividends                                                                2,304,316
                                          Deferred Trustees' compensation plan                                          38,699
                                          Other assets                                                                  24,710
                                                                                                                 -------------
                                                                                                  Total Assets   1,861,735,038

                            LIABILITIES   Payable for:
                                            Investments purchased                                                   20,502,080
                                            Fund shares repurchased                                                  2,252,996
                                            Investment advisory fee                                                  1,040,299
                                            Transfer agent fee                                                         336,131
                                            Pricing and bookkeeping fees                                                24,909
                                            Distribution and service fees                                              484,317
                                          Deferred Trustees' fees                                                       38,699
                                                                                                                 -------------
                                                                                             Total Liabilities      24,679,431

                                                                                                    NET ASSETS   1,837,055,607

              COMPOSITION OF NET ASSETS   Paid-in capital                                                        1,179,591,846
                                          Undistributed net investment income                                        1,874,408
                                          Accumulated net realized gain                                            158,130,587
                                          Net unrealized appreciation (depreciation) on:
                                            Investments                                                            497,458,950
                                            Foreign currency translations                                                 (184)
                                                                                                                 -------------
                                                                                                    NET ASSETS   1,837,055,607

                                CLASS A   Net assets                                                               726,399,111
                                          Shares outstanding                                                        27,197,522
                                          Net asset value per share                                                      26.71(a)
                                          Maximum offering price per share ($26.71/0.9425)                               28.34(b)

                                CLASS B   Net assets                                                               327,118,758
                                          Shares outstanding                                                        13,495,512
                                          Net asset value and offering price per share                                   24.24(a)

                                CLASS C   Net assets                                                                68,249,631
                                          Shares outstanding                                                         2,727,631
                                          Net asset value and offering price per share                                   25.02(a)

                                CLASS Z   Net assets                                                               715,288,107
                                          Shares outstanding                                                        26,479,105
                                          Net asset value, offering and redemption
                                            price per share                                                              27.01

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)  COLUMBIA MID CAP VALUE FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                         INVESTMENT INCOME   Dividends                                                              13,410,208
                                             Interest                                                                  402,789
                                                                                                                 -------------
                                               Total Investment Income (net of foreign taxes withheld
                                                  of $14,541)                                                       13,812,997

                                  EXPENSES   Investment advisory fee                                                 6,045,887
                                             Distribution fee:
                                               Class B                                                               1,240,332
                                               Class C                                                                 252,493
                                             Service fee:
                                               Class A                                                                 859,104
                                               Class B                                                                 399,279
                                               Class C                                                                  81,293
                                             Transfer agent fee                                                      1,338,278
                                             Pricing and bookkeeping fees                                              223,735
                                             Trustees' fees                                                             20,164
                                             Custody fee                                                                20,681
                                             Non-recurring costs (See Note 7)                                           20,801
                                             Other expenses                                                            216,709
                                                                                                                 -------------
                                               Total Expenses                                                       10,718,756
                                             Custody earnings credit                                                      (524)
                                             Non-recurring costs assumed by Investment Advisor (See Note 7)            (20,801)
                                                                                                                 -------------
                                               Net Expenses                                                         10,697,431
                                                                                                                 -------------
                                             Net Investment Income                                                   3,115,566

NET REALIZED AND UNREALIZED GAIN (LOSS) ON   Net realized gain on investments                                      190,446,009
          INVESTMENTS AND FOREIGN CURRENCY   Net change in unrealized appreciation/depreciation on:
                                               Investments                                                         (15,037,432)
                                               Foreign currency translations                                              (184)
                                                                                                                 -------------
                                                 Net change in unrealized appreciation/depreciation                (15,037,616)
                                                                                                                 -------------
                                             Net Gain                                                              175,408,393
                                                                                                                 -------------
                                             Net Increase in Net Assets from Operations                            178,523,959

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                     COLUMBIA MID CAP VALUE FUND

                                                                                                   (UNAUDITED)
                                                                                              SIX MONTHS ENDED      YEAR ENDED
                                                                                                     MARCH 31,   SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                                                                    2005 ($)        2004 ($)
------------------------------------------------------------------------------------------------------------------------------
                                OPERATIONS   Net investment income                                   3,115,566         685,222
                                             Net realized gain on investments                      190,446,009      51,433,705
                                             Net change in unrealized appreciation
                                               (depreciation) on investments and foreign
                                               currency translations                               (15,037,616)    234,293,609
                                                                                              --------------------------------
                                                   Net Increase from Operations                    178,523,959     286,412,536

    DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                               Class A                                                (169,553)             --
                                               Class B                                                    (480)             --
                                               Class Z                                              (1,687,829)             --
                                             From net realized gains:
                                               Class A                                             (28,982,819)             --
                                               Class B                                             (14,861,827)             --
                                               Class C                                              (2,895,245)             --
                                               Class Z                                             (28,118,872)             --
                                                                                              --------------------------------
                                                   Total Distributions Declared to
                                                     Shareholders                                  (76,716,625)             --

                        SHARE TRANSACTIONS   Class A:
                                               Subscriptions                                        68,390,676     167,591,957
                                               Distributions reinvested                             26,767,123              --
                                               Redemptions                                         (83,597,344)   (131,018,852)
                                                                                              --------------------------------
                                                 Net Increase                                       11,560,455      36,573,105
                                             Class B:
                                               Subscriptions                                        12,907,554      43,319,844
                                               Distributions reinvested                             13,665,220              --
                                               Redemptions                                         (42,173,367)    (74,018,774)
                                                                                              --------------------------------
                                                 Net Decrease                                      (15,600,593)    (30,698,930)
                                             Class C:
                                               Subscriptions                                         7,183,002      15,803,369
                                               Distributions reinvested                              2,377,438              --
                                               Redemptions                                         (10,392,782)    (18,177,412)
                                                                                              --------------------------------
                                                 Net Decrease                                         (832,342)     (2,374,043)
                                             Class Z:
                                               Subscriptions                                        46,498,324      90,626,195
                                               Distributions reinvested                             21,371,666              --
                                               Redemptions                                         (55,668,960)    (89,168,072)
                                                                                              --------------------------------
                                                 Net Increase                                       12,201,030       1,458,123
                                             Net Increase from Share Transactions                    7,328,550       4,958,255
                                                                                              --------------------------------
                                                   Total Increase in Net Assets                    109,135,884     291,370,791

                                NET ASSETS   Beginning of period                                 1,727,919,723   1,436,548,932
                                             End of period                                       1,837,055,607   1,727,919,723
                                             Undistributed net investment income                     1,874,408         616,704

                         CHANGES IN SHARES   Class A:
                                               Subscriptions                                         2,609,314       6,935,888
                                               Issued for distributions reinvested                   1,033,480              --
                                               Redemptions                                          (3,183,031)     (5,374,808)
                                                                                              --------------------------------
                                                 Net Increase                                          459,763       1,561,080
                                             Class B:
                                               Subscriptions                                           541,995       1,951,699
                                               Issued for distributions reinvested                     580,018              --
                                               Redemptions                                          (1,767,857)     (3,316,733)
                                                                                              --------------------------------
                                                 Net Decrease                                         (645,844)     (1,365,034)
                                             Class C:
                                               Subscriptions                                           291,967         693,775
                                               Issued for distributions reinvested                      97,756              --
                                               Redemptions                                            (421,583)       (791,810)
                                                                                              --------------------------------
                                                 Net Decrease                                          (31,860)        (98,035)
                                             Class Z:
                                               Subscriptions                                         1,761,649       3,700,813
                                               Issued for distributions reinvested                     816,336              --
                                               Redemptions                                          (2,087,161)     (3,629,102)
                                                                                              --------------------------------
                                                 Net Increase                                          490,824          71,711

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2005 (UNAUDITED)                           COLUMBIA MID CAP VALUE FUND

NOTE 1. ORGANIZATION

Columbia Mid Cap Value Fund (the "Fund"), a series of Columbia Funds Trust III (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks long-term growth by investing primarily in middle capitalization equities.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. Effective October 13, 2004, the Board of Trustees approved a change in the distribution policy for the Fund so that the Fund will distribute any dividends annually. Prior to this date, the Fund distributed its dividends on a semi-annual basis. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes was:

    Unrealized appreciation                              $  525,221,819
    Unrealized depreciation                                 (27,762,869)
                                                         --------------
    Net Unrealized appreciation                          $  497,458,950

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
---------------------------------------------------------
            First $1 billion              0.70%
      $1 billion to $1.5 billion          0.65%
            Over $1.5 billion             0.60%

For the six months ended March 31, 2005, the Fund's annualized effective investment advisory fee rate was 0.67%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended March 31, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.025%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended March 31, 2005, the Fund's annualized effective transfer agent fee rate, after out-of-pocket expenses and net of expense waiver, was 0.15%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended March 31, 2005, the Distributor has retained net underwriting discounts of $67,701 on sales of the Fund's Class A shares and net CDSC fees of $1,243, $246,133 and $5,494 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for Class A, Class B and Class C shares, which allows the payment of a monthly service fee to the Distributor. The service fee is equal to 0.15% annually of the average daily net assets attributable to the shares issued prior to April 1, 1989 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, and Class C shares issued thereafter. This arrangement results in a service fee that is a blend between the 0.15% and 0.25% annual rates for the Class A, Class B and Class C shares. For the six months ended March 31, 2005, the Class A, Class B and Class C shares' effective service fee rate was 0.24%.

The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended March 31, 2005, the Fund paid $1,672 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended March 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $601,069,215 and $606,989,857, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal

Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended March 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. "At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined."

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the six months ended March 31, 2005, Columbia has assumed $20,801 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. PROPOSED REORGANIZATION

On February 10, 2005, the Board of Trustees of the Fund approved a proposal to merge the Fund into the Nations MidCap Value Fund. The merger is subject to approval by The Nations Funds Board of Trustees as well as shareholder approval and the satisfaction of certain other conditions. If approved, the merger is expected to be completed in the third quarter of 2005.

FINANCIAL HIGHLIGHTS

                                                     COLUMBIA MID CAP VALUE FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                           (UNAUDITED)
                            SIX MONTHS                              PERIOD
                                 ENDED          YEAR ENDED           ENDED
                             MARCH 31,       SEPTEMBER 30,   SEPTEMBER 30,                      YEAR ENDED OCTOBER 31,
CLASS A SHARES                    2005                2004         2003(a)           2002           2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD        $     25.20       $       21.02   $       18.45      $   19.35      $   24.52    $   21.93    $   20.17

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income
(loss) (b)                        0.05                0.03            0.01             --(c)        0.06         0.03        (0.03)
Net realized and
unrealized gain (loss)
on investments                    2.55                4.15            2.56          (0.84)         (1.46)        4.83         2.51
                           -----------       -------------   -------------      ---------      ---------    ---------    ---------
Total from Investment
Operations                        2.60                4.18            2.57          (0.84)         (1.40)        4.86         2.48

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment
income                           (0.01)                 --              --          (0.01)            --           --           --
From net realized gains          (1.08)                 --              --          (0.05)         (3.77)       (2.27)       (0.72)
                           -----------       -------------   -------------      ---------      ---------    ---------    ---------
Total Distributions
Declared to Shareholders         (1.09)                 --              --          (0.06)         (3.77)       (2.27)       (0.72)

NET ASSET VALUE,
END OF PERIOD              $     26.71       $       25.20   $       21.02      $   18.45      $   19.35    $   24.52    $   21.93
Total return (d)                 10.46%(e)           19.89%          13.93%(e)      (4.37)%        (6.49)%      24.15%       12.48%

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to
average net assets (f)            1.11%(g)            1.13%           1.23%(g)       1.21%          1.22%        1.27%        1.32%
Ratio of net investment
income (loss) to average
net assets (f)                    0.42%(g)            0.13%           0.04%(g)         --%(h)       0.29%        0.13%       (0.14)%
Portfolio turnover rate             34%(e)               7%              8%(e)         28%            18%          58%          67%
Net assets, end of
period (in thousands)      $   726,399       $     673,788   $     529,246      $ 438,390      $ 428,059    $ 425,993    $ 398,255

(a)  The Fund changed its fiscal year end from October 31 to September 30.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h)  Rounds to less than 0.01%.

                           (UNAUDITED)
                            SIX MONTHS                               PERIOD
                                 ENDED          YEAR ENDED            ENDED
                             MARCH 31,       SEPTEMBER 30,    SEPTEMBER 30,                   YEAR ENDED OCTOBER 31,
CLASS B SHARES                    2005                2004          2003(a)            2002         2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD        $     23.04       $       19.37    $       17.12       $   18.09    $   23.32    $   21.10    $   19.57

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (b)          (0.04)              (0.14)           (0.12)          (0.14)       (0.09)       (0.13)       (0.19)
Net realized and
unrealized gain (loss)
on investments                    2.32                3.81             2.37           (0.78)       (1.37)        4.62         2.44
                           -----------       -------------    -------------       ---------    ---------    ---------    ---------
Total from Investment
Operations                        2.28                3.67             2.25           (0.92)       (1.46)        4.49         2.25

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net realized gains          (1.08)                 --               --           (0.05)       (3.77)       (2.27)       (0.72)

NET ASSET VALUE,
END OF PERIOD              $     24.24       $       23.04    $       19.37       $   17.12    $   18.09    $   23.32    $   21.10
Total return (c)                 10.05%(d)           18.95%           13.14%(d)       (5.12)%      (7.18)%      23.26%       11.66%

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to
average net assets (e)            1.86%(f)            1.88%            1.98%(f)        1.96%        1.97%        2.02%        2.07%
Ratio of net investment
income (loss) to average
net assets (e)                   (0.34)%(f)          (0.62)%          (0.71)%(f)      (0.75)%      (0.46)%      (0.62)%      (0.89)%
Portfolio turnover rate             34%(d)               7%               8%(d)          28%          18%          58%          67%
Net assets, end of
period (in thousands)      $   327,119       $     325,849    $     300,284       $ 267,002    $ 267,359    $ 309,665    $ 313,791

(a)  The Fund changed its fiscal year end from October 31 to September 30.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.

                           (UNAUDITED)
                            SIX MONTHS                               PERIOD
                                 ENDED          YEAR ENDED            ENDED
                             MARCH 31,       SEPTEMBER 30,    SEPTEMBER 30,                    YEAR ENDED OCTOBER 31,
CLASS C SHARES                    2005                2004          2003(a)            2002         2001         2000         1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD        $     23.75       $       19.96    $       17.65       $   18.64    $   23.91    $   21.59    $   20.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (b)          (0.04)              (0.14)           (0.12)          (0.14)       (0.10)       (0.14)       (0.19)
Net realized and
unrealized gain (loss)
on investments                    2.39                3.93             2.43           (0.80)       (1.40)        4.73         2.50
                           -----------       -------------    -------------       ---------    ---------    ---------    ---------
Total from Investment
Operations                        2.35                3.79             2.31           (0.94)       (1.50)        4.59         2.31

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net realized gains          (1.08)                 --               --           (0.05)       (3.77)       (2.27)       (0.72)

NET ASSET VALUE,
END OF PERIOD              $     25.02       $       23.75    $       19.96       $   17.65    $   18.64    $   23.91    $   21.59
Total return (c)                 10.04%(d)           18.99%           13.09%(d)       (5.07)%      (7.17)%      23.20%       11.71%

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to
average net assets (e)            1.86%(f)            1.88%            1.98%(f)        1.96%        1.97%        2.02%        2.07%
Ratio of net investment
(loss) to average
net assets (e)                   (0.34)%(f)          (0.62)%          (0.71)%(f)      (0.75)%      (0.46)%      (0.62)%      (0.89)%
Portfolio turnover rate             34%(d)               7%               8%(d)          28%          18%          58%          67%
Net assets, end of
period (in thousands)      $    68,250       $      65,550    $      57,049       $  41,309    $  34,875    $  26,909    $  21,533

(a)  The Fund changed its fiscal year end from October 31 to September 30.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Annualized.

                                         (UNAUDITED)
                                          SIX MONTHS                                PERIOD
                                               ENDED           YEAR ENDED            ENDED        YEAR ENDED       PERIOD ENDED
                                           MARCH 31,        SEPTEMBER 30,    SEPTEMBER 30,       OCTOBER 31,        OCTOBER 31,
CLASS Z SHARES                                  2005                 2004          2003(a)           2002(b)            2001(c)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $     25.50        $       21.22    $       18.60       $     19.50       $      21.32

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                       0.09                 0.09             0.05              0.05               0.10
Net realized and unrealized gain
(loss) on investments                           2.57                 4.19             2.57             (0.84)             (1.92)
                                         -----------        -------------    -------------       -----------       ------------
Total from Investment Operations                2.66                 4.28             2.62             (0.79)             (1.82)

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                     (0.07)                  --               --             (0.06)                --
From net realized gains                        (1.08)                  --               --             (0.05)                --
                                         -----------        -------------    -------------       -----------       ------------
Total Distributions Declared
to Shareholders                                (1.15)                  --               --             (0.11)                --

NET ASSET VALUE, END OF PERIOD           $     27.01        $       25.50    $       21.22       $     18.60       $      19.50
Total return (e)                               10.57%(f)            20.17%           14.09%(f)         (4.09)%            (8.54)%(f)

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average
net assets (g)                                  0.87%(h)             0.89%            1.00%(h)          0.98%              0.95%(h)
Ratio of net investment income
(loss) to average net assets (g)                0.66%(h)             0.37%            0.28%(h)          0.23%              0.48%(h)
Portfolio turnover rate                           34%(f)                7%               8%(f)            28%                18%
Net assets, end of period
(in thousands)                           $   715,288        $     662,734    $     549,970       $   424,316       $    416,998

(a)  The Fund changed its fiscal year end from October 31 to September 30.
(b) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently renamed Class Z shares.
(c) Class Z shares were initially offered on February 8, 2001. Per share data and total return reflect activity from this date.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Total return at net asset value assuming all distributions reinvested.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

                                                     COLUMBIA MID CAP VALUE FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory agreements. During the most recent six months covered by this report, the Board reviewed and approved the management contracts ("Advisory Agreements") with Columbia Management Advisors, Inc. ("CMA") for the Fund.

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the approval of the Advisory Agreement. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA provides to the Fund under the Advisory Agreement. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.(1)

The Board evaluated the ability of CMA, including its resources, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense

(1) On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the fact that they ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                     COLUMBIA MID CAP VALUE FUND

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Mid Cap Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your
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Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA MID CAP VALUE FUND   SEMIANNUAL REPORT, MARCH 31, 2005      PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20

[COLUMBIA MANAGEMENT(R) LOGO]

(C)2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                719-03/040V-0405 (05/05) 05/5743

[GRAPHIC]

COLUMBIA LIBERTY FUND

SEMIANNUAL REPORT

MARCH 31, 2005

TABLE OF CONTENTS

Fund Profile                                                                   1

Performance Information                                                        2

Understanding Your Expenses                                                    3

Economic Update                                                                4

Portfolio Manager's Report                                                     5

Investment Portfolio                                                           8

Statement of Assets and Liabilities                                           21

Statement of Operations                                                       22

Statement of Changes in Net Assets                                            23

Notes to Financial Statements                                                 24

Financial Highlights                                                          30

Board Consideration and Approval of Investment Advisory Agreement             34

Important Information About This Report                                       37

Economic and market conditions change frequently. There is no assurance that trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                                           COLUMBIA LIBERTY FUND

[PHOTO OF CHRISTOPHER WILSON]

DEAR SHAREHOLDER:

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement (See Note 7 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

FUND PROFILE

                                                           COLUMBIA LIBERTY FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

TOP 5 EQUITY SECTORS AS OF 03/31/05 (%)

   Financials                                 13.0
   Consumer discretionary                      9.7
   Information technology                      9.3
   Health care                                 9.2
   Industrials                                 7.6

PORTFOLIO STRUCTURE AS OF 03/31/05 (%)

   Common stock                               65.2
   Mortgage-backed obligations                12.1
   Corporate fixed-income bonds & notes       10.2
   Government agencies & obligations           4.8
   Asset-backed securities                     3.5
   Collaterized mortgage obligations           2.7
   Cash, net receivables & payables            0.8
   Investment companies                        0.5
   Municipal bonds                             0.2

TOP 10 EQUITY HOLDINGS AS OF 03/31/05 (%)

   General Electric                            1.9
   Johnson & Johnson                           1.6
   Citigroup                                   1.5
   Microsoft                                   1.4
   Exxon Mobil                                 1.2
   PepsiCo                                     1.0
   Altria Group                                0.9
   International Business Machines             0.9
   Wells Fargo                                 0.8
   Pfizer                                      0.8

Portfolio structure, sector breakdown and portfolio holdings are calculated as a percentage of net assets.

[SIDENOTE]

SUMMARY

- FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005, THE FUND'S CLASS A SHARES RETURNED 6.03% WITHOUT SALES CHARGE.

- THE FUND GENERATED A RETURN BETWEEN THOSE OF ITS TWO BENCHMARKS, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX. IT OUTPERFORMED THE MORNINGSTAR(R) MODERATE ALLOCATION CATEGORY AVERAGE OF 5.45%.

- WE BELIEVE THAT THE FUND'S EMPHASIS ON STOCKS OVER BONDS RESULTED IN BETTER PERFORMANCE THAN ITS PEER GROUP. POSITIVE RETURNS FROM INTERNATIONAL HOLDINGS, CORPORATE BONDS AND ASSET-BACKED DEBT SECURITIES ALSO HELPED.

   CLASS A SHARES                                6.03%
   S&P 500 INDEX                                 6.88%
   LEHMAN BROTHERS AGGREGATE BOND INDEX          0.47%

                                    OBJECTIVE
                    Seeks primarily income and capital growth

                                TOTAL NET ASSETS
                                 $722.0 million

PERFORMANCE INFORMATION

                                                           COLUMBIA LIBERTY FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05

                      CLASS A SHARES          LEHMAN BROTHERS                                 CLASS A SHARES
                   WITHOUT SALES CHARGE     AGGREGATE BOND INDEX      S&P 500 INDEX          WITH SALES CHARGE
 04/1/1995              $   10,000              $    9,425              $   10,000              $   10,000
04/30/1995              $   10,293              $    9,701              $   10,294              $   10,140
05/31/1995              $   10,637              $   10,025              $   10,706              $   10,532
06/30/1995              $   10,905              $   10,278              $   10,954              $   10,609
07/31/1995              $   11,290              $   10,641              $   11,318              $   10,586
08/31/1995              $   11,379              $   10,725              $   11,346              $   10,714
09/30/1995              $   11,642              $   10,972              $   11,825              $   10,818
10/31/1995              $   11,513              $   10,851              $   11,782              $   10,959
11/30/1995              $   11,925              $   11,239              $   12,300              $   11,123
12/31/1995              $   11,931              $   11,245              $   12,537              $   11,279
01/31/1996              $   12,320              $   11,611              $   12,963              $   11,353
02/29/1996              $   12,486              $   11,768              $   13,084              $   11,156
03/31/1996              $   12,462              $   11,746              $   13,209              $   11,078
04/30/1996              $   12,699              $   11,969              $   13,404              $   11,015
05/31/1996              $   12,950              $   12,206              $   13,749              $   10,993
06/30/1996              $   12,818              $   12,081              $   13,802              $   11,141
07/31/1996              $   12,229              $   11,526              $   13,192              $   11,171
08/31/1996              $   12,552              $   11,830              $   13,470              $   11,152
09/30/1996              $   13,085              $   12,333              $   14,228              $   11,346
10/31/1996              $   13,366              $   12,598              $   14,621              $   11,598
11/30/1996              $   14,028              $   13,221              $   15,726              $   11,796
12/31/1996              $   13,930              $   13,129              $   15,415              $   11,686
01/31/1997              $   14,350              $   13,525              $   16,378              $   11,723
02/28/1997              $   14,395              $   13,567              $   16,506              $   11,752
03/31/1997              $   13,852              $   13,056              $   15,828              $   11,621
04/30/1997              $   14,395              $   13,568              $   16,773              $   11,796
05/31/1997              $   15,315              $   14,434              $   17,794              $   11,908
06/30/1997              $   16,013              $   15,093              $   18,591              $   12,050
07/31/1997              $   17,150              $   16,164              $   20,071              $   12,375
08/31/1997              $   16,711              $   15,750              $   18,947              $   12,270
09/30/1997              $   17,575              $   16,565              $   19,985              $   12,450
10/31/1997              $   16,953              $   15,978              $   19,318              $   12,631
11/30/1997              $   17,241              $   16,250              $   20,212              $   12,689
12/31/1997              $   17,559              $   16,549              $   20,560              $   12,817
01/31/1998              $   17,594              $   16,582              $   20,788              $   12,981
02/28/1998              $   18,591              $   17,522              $   22,287              $   12,971
03/31/1998              $   19,021              $   17,927              $   23,428              $   13,015
04/30/1998              $   19,215              $   18,110              $   23,665              $   13,082
05/31/1998              $   18,986              $   17,894              $   23,258              $   13,207
06/30/1998              $   19,305              $   18,195              $   24,202              $   13,319
07/31/1998              $   19,110              $   18,011              $   23,946              $   13,347
08/31/1998              $   17,234              $   16,243              $   20,483              $   13,564
09/30/1998              $   17,854              $   16,827              $   21,796              $   13,882
10/31/1998              $   18,495              $   17,431              $   23,568              $   13,808
11/30/1998              $   19,314              $   18,204              $   24,996              $   13,887
12/31/1998              $   19,867              $   18,724              $   26,436              $   13,929
01/31/1999              $   20,147              $   18,988              $   27,541              $   14,027
02/28/1999              $   19,436              $   18,318              $   26,684              $   13,782
03/31/1999              $   19,809              $   18,670              $   27,752              $   13,858
04/30/1999              $   20,241              $   19,077              $   28,826              $   13,902
05/31/1999              $   20,034              $   18,882              $   28,146              $   13,780
06/30/1999              $   20,705              $   19,515              $   29,708              $   13,736
07/31/1999              $   20,233              $   19,070              $   28,781              $   13,677
08/31/1999              $   20,025              $   18,873              $   28,640              $   13,670
09/30/1999              $   19,776              $   18,639              $   27,855              $   13,828
10/31/1999              $   20,516              $   19,336              $   29,618              $   13,880
11/30/1999              $   20,896              $   19,694              $   30,219              $   13,878
12/31/1999              $   21,594              $   20,352              $   31,999              $   13,812
01/31/2000              $   21,017              $   19,808              $   30,393              $   13,766
02/29/2000              $   21,059              $   19,848              $   29,819              $   13,933
03/31/2000              $   22,253              $   20,973              $   32,735              $   14,116
04/30/2000              $   22,017              $   20,751              $   31,750              $   14,075
05/31/2000              $   21,458              $   20,224              $   31,099              $   14,068
06/30/2000              $   22,007              $   20,742              $   31,867              $   14,361
07/31/2000              $   21,943              $   20,682              $   31,370              $   14,492
08/31/2000              $   23,065              $   21,739              $   33,318              $   14,702
09/30/2000              $   22,170              $   20,895              $   31,559              $   14,795
10/31/2000              $   22,192              $   20,916              $   31,426              $   14,892
11/30/2000              $   21,109              $   19,895              $   28,950              $   15,136
12/31/2000              $   21,356              $   20,128              $   29,091              $   15,418
01/31/2001              $   21,792              $   20,539              $   30,124              $   15,671
02/28/2001              $   20,412              $   19,239              $   27,377              $   15,807
03/31/2001              $   19,477              $   18,357              $   25,641              $   15,886
04/30/2001              $   20,330              $   19,161              $   27,634              $   15,819
05/31/2001              $   20,257              $   19,092              $   27,819              $   15,914
06/30/2001              $   19,927              $   18,781              $   27,143              $   15,975
07/31/2001              $   19,927              $   18,781              $   26,877              $   16,333
08/31/2001              $   19,192              $   18,088              $   25,194              $   16,520
09/30/2001              $   18,361              $   17,305              $   23,159              $   16,714
10/31/2001              $   18,557              $   17,490              $   23,601              $   17,063
11/30/2001              $   19,322              $   18,211              $   25,411              $   16,828
12/31/2001              $   19,324              $   18,213              $   25,635              $   16,720
01/31/2002              $   19,100              $   18,001              $   25,260              $   16,855
02/28/2002              $   18,876              $   17,791              $   24,773              $   17,019
03/31/2002              $   19,299              $   18,189              $   25,704              $   16,736
04/30/2002              $   18,849              $   17,765              $   24,147              $   17,061
05/31/2002              $   18,849              $   17,765              $   23,968              $   17,206
06/30/2002              $   18,026              $   16,989              $   22,261              $   17,354
07/31/2002              $   17,097              $   16,114              $   20,527              $   17,564
08/31/2002              $   17,198              $   16,209              $   20,661              $   17,861
09/30/2002              $   16,068              $   15,144              $   18,415              $   18,150
10/31/2002              $   16,851              $   15,882              $   20,035              $   18,067
11/30/2002              $   17,481              $   16,476              $   21,215              $   18,061
12/31/2002              $   16,984              $   16,008              $   19,970              $   18,435
01/31/2003              $   16,655              $   15,697              $   19,447              $   18,452
02/28/2003              $   16,427              $   15,482              $   19,155              $   18,706
03/31/2003              $   16,471              $   15,524              $   19,341              $   18,691
04/30/2003              $   17,311              $   16,316              $   20,935              $   18,847
05/31/2003              $   18,177              $   17,132              $   22,038              $   19,197
06/30/2003              $   18,373              $   17,317              $   22,320              $   19,159
07/31/2003              $   18,296              $   17,244              $   22,713              $   18,515
08/31/2003              $   18,578              $   17,509              $   23,156              $   18,637
09/30/2003              $   18,557              $   17,490              $   22,910              $   19,131
10/31/2003              $   19,097              $   17,999              $   24,207              $   18,953
11/30/2003              $   19,252              $   18,145              $   24,420              $   18,999
12/31/2003              $   19,939              $   18,793              $   25,700              $   19,192
01/31/2004              $   20,224              $   19,061              $   26,173              $   19,346
02/29/2004              $   20,510              $   19,330              $   26,536              $   19,555
03/31/2004              $   20,491              $   19,313              $   26,136              $   19,702
04/30/2004              $   19,917              $   18,772              $   25,725              $   19,189
05/31/2004              $   20,021              $   18,870              $   26,078              $   19,113
06/30/2004              $   20,329              $   19,160              $   26,584              $   19,221
07/31/2004              $   19,858              $   18,716              $   25,704              $   19,412
08/31/2004              $   19,963              $   18,815              $   25,807              $   19,783
09/30/2004              $   20,212              $   19,050              $   26,085              $   19,836
10/31/2004              $   20,501              $   19,323              $   26,484              $   20,003
11/30/2004              $   21,133              $   19,918              $   27,557              $   19,843
12/31/2004              $   21,697              $   20,449              $   28,494              $   20,025
01/31/2005              $   21,432              $   20,200              $   27,799              $   20,151
02/28/2005              $   21,750              $   20,499              $   28,382              $   20,032
03/31/2005              $   21,432              $   20,200              $   27,873              $   19,932

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05 (%)

   SHARE CLASS                    A                  B                  C             Z
------------------------------------------------------------------------------------------------
   INCEPTION                   04/30/82           05/05/92           08/01/97      07/31/95
------------------------------------------------------------------------------------------------
   SALES CHARGE            WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
------------------------------------------------------------------------------------------------
   6-MONTH (CUMULATIVE)      6.03    -0.06      5.64     0.64      5.66     4.66      6.04
   1-YEAR                    4.59    -1.43      3.95    -1.05      3.96     2.96      4.79
   5-YEAR                   -0.75    -1.92     -1.47    -1.80     -1.49    -1.49     -0.52
   10-YEAR                   7.92     7.28      7.12     7.12      7.11     7.11      8.62

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class Z share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception date of the class Z shares. The class Z returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the class Z shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class Z shares would have been different. Class C is a newer class of shares. Its performance information includes returns of the Fund's class B shares for periods prior to the inception of class C shares.

Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on April 30, 1982, class B shares were initially offered on May 5, 1992, class C shares were initially offered on August 1, 1997 and class Z shares were initially offered on July 31, 1995.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 04/01/95 - 03/31/05 ($)

   SALES CHARGE:     WITHOUT        WITH
--------------------------------------------
   Class A            21,432       20,200
   Class B            19,888       19,888
   Class C            19,869       19,869
   Class Z            22,860          n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES

                                                           COLUMBIA LIBERTY FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

10/01/04 - 03/31/05

                   ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE             EXPENSES PAID             FUND'S ANNUALIZED
                BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)         DURING THE PERIOD ($)        EXPENSE RATIO (%)
                   ACTUAL    HYPOTHETICAL      ACTUAL     HYPOTHETICAL      ACTUAL      HYPOTHETICAL
   CLASS A        1,000.00     1,000.00       1,060.33      1,019.25         5.86         5.74                    1.14
   CLASS B        1,000.00     1,000.00       1,056.40      1,015.51         9.69         9.50                    1.89
   CLASS C        1,000.00     1,000.00       1,056.54      1,015.51         9.69         9.50                    1.89
   CLASS Z        1,000.00     1,000.00       1,125.76      1,045.46         4.82         4.64                    0.91

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT www.columbiafunds.com OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

- FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

ECONOMIC UPDATE

                                                           COLUMBIA LIBERTY FUND

During the six-month period that began October 1, 2004, and ended March 31, 2005, the US economy grew at a healthy pace as household and business spending expanded. Fourth quarter gross domestic product (GDP) growth was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap appeared to have been overstated. In fact, nearly all sectors that contribute to US GDP were revised higher. First quarter GDP was reported at 3.1%--lower than most economists expected it to be, but that is still slightly above the economy's long-term growth rate of 3.0%.

Job growth dominated US economic news as the pace of new job creation picked up and more than two million jobs were created in 2004. In 2005, both January and March job additions came in somewhat below expectations, putting an end to the rise in consumer confidence readings. Yet, consumers overall remained significantly more optimistic about the prospects for the economy and about their own employment than they were a year ago.

STOCKS PICK UP, THEN LOSE MOMENTUM

Stock market performance picked up as employment news improved in 2004 and uncertainty surrounding the US presidential election was resolved. But investors turned cautious early in 2005 at the possibility of higher interest rates, higher inflation, sharply higher energy prices and subdued corporate profit growth and the stock market lost momentum. Nevertheless, the stock market delivered solid gains for the period. The S&P 500 Index returned 6.88%. Small-cap stocks did better than large-cap stocks, as measured by the Russell 2000 Index, which gained 8.00% over the same period. Energy and utility stocks were the period's strongest performers.

BOND RETURNS SLIDE LATE IN THE PERIOD

In the first half of the period, the US bond market was on track to deliver solid returns. Bond investors responded favorably to short-term interest rate hikes by the Federal Reserve (the Fed), because they indicated that the Fed was on top of inflation. Yields on long-term bonds edged lower--and prices rose. However, halfway through the period, investors were unsettled by Fed Chairman Greenspan's comments that the movement of short and long-term rates in opposite directions represented a conundrum for the markets, and bonds reversed course in the last six weeks of the period. The Lehman Brothers Aggregate Bond Index returned 0.47% for the period. Municipal bonds outperformed taxable bonds, Treasury bonds outperformed corporate bonds and high-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Index returned 2.96%.

HIGHER SHORT-TERM INTEREST RATES

The Fed made good on its announced intentions to raise the federal funds rate, a key short-term rate, in an effort to balance economic growth against inflationary pressures. After four one-quarter percentage point increases during this reporting period, the federal funds rate stood at 2.75%.(1) Last year the Fed indicated that it would continue to raise short-term interest rates at a measured pace. However, in its March meeting, the Fed hinted at the possibility of a more aggressive pace in months to come.

(1) On May 3, 2005, the federal funds rate was raised to 3.00%.

[SIDENOTE]

SUMMARY:
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005

- BUOYED BY A MARKET RALLY IN THE FIRST HALF OF THE PERIOD, THE S&P 500 INDEX RETURNED 6.88%. SMALL-CAP STOCKS DID EVEN BETTER, AS MEASURED BY THE RUSSELL 2000 INDEX.

   S&P 500 INDEX                                 6.88%
   RUSSELL 2000 INDEX                            8.00%

- DESPITE RISING INTEREST RATES, BONDS DELIVERED MODEST GAINS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX RETURNED 0.47%. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS. THE MERRILL LYNCH HIGH YIELD, CASH PAY INDEX RETURNED 2.96%

   MERRILL LYNCH INDEX                           2.96%
   LEHMAN INDEX                                  0.47%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.

PORTFOLIO MANAGER'S REPORT

                                                           COLUMBIA LIBERTY FUND

For the six-month period ended March 31, 2005, Columbia Liberty Fund class A shares returned 6.03% without sales charge. We expect the fund's performance, which is divided between stocks and bonds, to fall between that of its two benchmarks. This period proved no exception. The S&P 500 Index returned 6.88% and the Lehman Brothers Aggregate Bond Index returned 0.47%. The fund's return was higher than the 5.45% average return of its peer group, the Morningstar(R) Moderate Allocation Category.(1) We believe the fund did better than its peer group because it held a larger position in equities. The fund's equity allocation remained relatively stable at 65% during the period. The fund's position in international stocks and holdings in corporate bonds and asset-backed debt issues also helped performance.

A FAVORABLE CLIMATE FOR EQUITIES

The US economy continued to grow at a solid pace, benefiting the stock market and driving the performance of the fund's equity holdings. We were rewarded for increasing that position earlier in 2004, as continued strong growth in corporate profits bolstered stocks and the bond market faltered under many pressures, including rising short-term rates.

Exposure to international equities also aided the fund's return as foreign stocks generally outpaced domestic stocks throughout the period. While we retain a substantial position in overseas stocks, we are seeking evidence of corporate earnings growth as the economies of Europe and Japan come off a period of restructuring. We will require signs of strength in these economies to maintain our ongoing enthusiasm for these markets.

VALUE AND GROWTH STOCKS CONTRIBUTE TO PERFORMANCE

A diversified portfolio of value and growth stocks continued to benefit the fund's performance during the period. We added more to growth equities and reduced the fund's value holdings during the past six months, because we believe many value stocks have become expensive after multiple years of positive returns. Further, we believe growth stocks stand to benefit most in an environment of slower corporate earnings growth. We expect the growth rate for corporate earnings to approach 10% in 2005, a respectable albeit slower rate than in 2003 and 2004. In particular, we continue to seek dividend-paying companies that have the potential to increase their dividends, a category of stocks we believe investors will continue to view favorably.

(1) (C)2005, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 03/31/05 ($)

   Class A                                    8.05
   Class B                                    8.05
   Class C                                    8.03
   Class Z                                    8.54

DISTRIBUTIONS DECLARED PER SHARE 10/01/04 - 03/31/05 ($)

   Class A                                    0.09
   Class B                                    0.06
   Class C                                    0.06
   Class Z                                    0.10

HOLDINGS DISCUSSED IN THIS REPORT AS OF 03/31/05 (%)

   Chico's FAS                                 0.3
   Coach                                       0.3
   Nordstrom                                   0.4
   ConocoPhillips                              0.8
   Exxon Mobil                                 1.2
   Altria Group                                0.9
   General Electric                            1.9
   Rockwell Automation                         0.3
   Johnson & Johnson                           1.6
   Unibanco-Uniao de Bancos Brasileiros SA     0.3
   Kookmin Bank                                0.2
   TXU                                         0.4

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

CONSUMER AND ENERGY STOCKS AIDED PERFORMANCE

During the period, the fund's consumer discretionary holdings were significant contributors to its return. Among these, retailers Chico's FAS, Coach and Nordstrom were solid performers. Continued high oil prices drove the performance of energy stocks and several held by the fund, including ConocoPhillips and Exxon Mobil. In consumer staples, Altria Group was a standout performer, and General Electric and Rockwell Automation led the fund's holdings in the industrials sector. Another strong performer for the fund was Johnson & Johnson in the health care sector.

MIXED RESULTS FROM FINANCIALS, UTILITIES

While international financials, including Unibanco-Uniao de Bancos Brasilieros and Kookmin Bank in Korea, performed strongly, domestic financials were mixed. Poor performance from several US insurers detracted from the fund's return, as did holdings in the information technology and health care areas. The fund's relatively light weight in the strong-performing utilities sector also hurt. Nevertheless, electric utility TXU was a major contributor to performance.

POSITIONED FOR GROWTH

We expect a real GDP growth rate of 3.5% or more in 2005, and slowing but steady growth in corporate profits. We believe this environment will continue to favor stocks over bonds. Other factors may have a greater effect on the bond market in 2005 than last year, including rising short-term interest rates, growing federal deficits and higher oil prices. For these reasons, we intend to maintain our 65% allocation in equities and include both domestic and foreign stocks among the fund's holdings. We also believe a diversified approach to growth and value on the domestic side has the potential to work well for the fund.

[PHOTO OF HARVEY B. HIRSCHHORN]

Harvey B. Hirschhorn is the lead manager for Columbia Liberty Fund and has co-managed the fund since August 2000. He has been with the advisor or its predecessors or affiliate organizations since 1973. He is responsible for allocating the fund's assets among various asset classes. The investment decisions for these asset classes are made by professionals with expertise in that class.

/s/ Harvey B. Hirschhorn

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

International investing may involve certain risks, including, but not limited to, foreign taxation, currency fluctuations, risks associated with possible differences in financial markets and other monetary and political risks.

[SIDENOTE]

WE BELIEVE AN ENVIRONMENT OF ECONOMIC AND CORPORATE PROFIT GROWTH WILL CONTINUE TO FAVOR STOCKS OVER BONDS.

FINANCIAL STATEMENTS

MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA LIBERTY FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA LIBERTY FUND

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 65.2%
CONSUMER DISCRETIONARY - 9.7%

                          AUTOMOBILES - 0.2%   Toyota Motor Corp.                                       45,800        1,704,603
                                                                                             Automobiles Total        1,704,603

        HOTELS, RESTAURANTS & LEISURE - 2.3%   Carnival Corp.                                           54,580        2,827,790
                                               Carnival PLC                                             24,968        1,369,804
                                               Compass Group PLC                                       210,823          961,201
                                               Harrah's Entertainment, Inc.                             10,073          650,514
                                               Hilton Hotels Corp.                                      92,360        2,064,246
                                               Marriott International, Inc.,
                                                  Class A                                               60,660        4,055,728
                                               McDonald's Corp.                                        110,517        3,441,499
                                               Starwood Hotels & Resorts
                                                  Worldwide, Inc.                                       17,100        1,026,513
                                                                                         Hotels, Restaurants &
                                                                                                 Leisure Total       16,397,295

                   HOUSEHOLD DURABLES - 0.3%   Koninklijke (Royal) Philips
                                                  Electronics NV                                        62,199        1,713,686
                                                                                      Household Durables Total        1,713,686

            INTERNET & CATALOG RETAIL - 0.3%   eBay, Inc. (a)                                           59,660        2,222,932
                                                                                                    Internet &
                                                                                          Catalog Retail Total        2,222,932

                                MEDIA - 2.3%   British Sky Broadcasting PLC                             88,596          970,947
                                               Clear Channel Communications, Inc.                       14,720          507,398
                                               Comcast Corp., Class A (a)                               28,780          972,188
                                               EMI Group PLC                                           313,500        1,398,262
                                               Grupo Televisa SA, ADR                                   15,312          900,346
                                               McGraw-Hill Companies, Inc.                              26,107        2,277,836
                                               News Corp., Class A                                      57,560          973,915
                                               Omnicom Group                                            15,560        1,377,371
                                               Time Warner, Inc. (a)                                   122,527        2,150,349
                                               Viacom, Inc., Class A                                    21,955          769,303
                                               Vivendi Universal SA                                     43,244        1,324,886
                                               XM Satellite Radio Holdings, Inc.,
                                                  Class A (a)                                           98,835        3,113,303
                                                                                                   Media Total       16,736,104

                     MULTILINE RETAIL - 0.9%   Federated Department Stores, Inc.                        31,437        2,000,651
                                               J.C. Penney Co., Inc.                                    26,224        1,361,550
                                               Nordstrom, Inc.                                          54,430        3,014,333
                                                                                        Multiline Retail Total        6,376,534

                     SPECIALTY RETAIL - 2.5%   Best Buy Co., Inc.                                       46,130        2,491,481
                                               Chico's FAS, Inc. (a)                                    88,050        2,488,293
                                               Fast Retailing Co., Ltd.                                 10,900          659,867
                                               Home Depot, Inc.                                        133,773        5,115,479
                                               Limited Brands                                           45,461        1,104,702
                                               Lowe's Companies, Inc.                                   27,265        1,556,559
                                               Office Depot, Inc. (a)                                   50,682        1,124,127
                                               Sherwin-Williams Co.                                     15,823          696,054
                                               Staples, Inc.                                            86,040        2,704,237
                                                                                        Specialty Retail Total       17,940,799

     TEXTILES, APPAREL & LUXURY GOODS - 0.9%   Adidas-Salomon AG                                        11,300        1,793,576
                                               Coach, Inc. (a)                                          39,000        2,208,570
                                               LVMH Moet Hennessy Louis Vuitton SA                      11,272          843,269
                                               NIKE, Inc., Class B                                      22,800        1,899,468
                                                                                           Textiles, Apparel &
                                                                                            Luxury Goods Total        6,744,883
                                                                                                                 --------------
                                                                                                      CONSUMER
                                                                                           DISCRETIONARY TOTAL       69,836,836

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
CONSUMER STAPLES - 6.5%

                            BEVERAGES - 1.2%   Diageo PLC                                              117,366        1,652,952
                                               PepsiCo, Inc.                                           133,081        7,057,285
                                                                                               Beverages Total        8,710,237

             FOOD & STAPLES RETAILING - 0.4%   ITO-YOKADO CO., Ltd.                                     28,000        1,117,858
                                               Wal-Mart Stores, Inc.                                    37,320        1,870,105
                                                                                                        Food &
                                                                                       Staples Retailing Total        2,987,963

                        FOOD PRODUCTS - 1.2%   ConAgra Foods, Inc.                                      32,797          886,175
                                               Hershey Foods Corp.                                      42,539        2,571,908
                                               Kraft Foods, Inc., Class A                               75,524        2,496,068
                                               Nestle SA, Registered Shares                              7,250        1,983,333
                                               Royal Numico NV (a)                                      22,525          921,703
                                                                                           Food Products Total        8,859,187

                   HOUSEHOLD PRODUCTS - 1.3%   Clorox Co.                                               33,022        2,080,056
                                               Kimberly-Clark Corp.                                     39,055        2,567,085
                                               Procter & Gamble Co.                                     94,040        4,984,120
                                                                                      Household Products Total        9,631,261

                    PERSONAL PRODUCTS - 1.3%   Alberto-Culver Co.                                       22,200        1,062,492
                                               Avon Products, Inc.                                      80,120        3,440,353
                                               Gillette Co.                                             88,152        4,449,913
                                                                                       Personal Products Total        8,952,758

                              TOBACCO - 1.1%   Altria Group, Inc.                                      100,057        6,542,727
                                               UST, Inc.                                                18,232          942,595
                                                                                                 Tobacco Total        7,485,322
                                                                                                                 --------------
                                                                                        CONSUMER STAPLES TOTAL       46,626,728
ENERGY - 4.9%

          ENERGY EQUIPMENT & SERVICES - 0.6%   Halliburton Co.                                          34,848        1,507,176
                                               National-Oilwell, Inc. (a)                               31,220        1,457,974
                                               Schlumberger Ltd.                                        13,627          960,431
                                               Smith International, Inc.                                13,180          826,782
                                                                                                        Energy
                                                                                    Equipment & Services Total        4,752,363

                            OIL & GAS - 4.3%   BP PLC                                                  256,800        2,659,198
                                               BP PLC, ADR                                              60,389        3,768,274
                                               ChevronTexaco Corp.                                      29,262        1,706,267
                                               China Petroleum & Chemical Corp.,
                                                  Class H                                            1,986,000          808,471
                                               ConocoPhillips                                           51,005        5,500,379
                                               EOG Resources, Inc.                                      34,400        1,676,656
                                               Exxon Mobil Corp.                                       142,132        8,471,067
                                               Marathon Oil Corp.                                       25,206        1,182,666
                                               Royal Dutch Petroleum Co., N.Y.
                                                  Registered Shares                                     15,573          935,003
                                               Shell Transport & Trading Co., PLC                      187,420        1,680,694
                                               Total SA                                                 11,280        2,639,826
                                                                                               Oil & Gas Total       31,028,501
                                                                                                                 --------------
                                                                                                  ENERGY TOTAL       35,780,864

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - 13.0%

                      CAPITAL MARKETS - 2.5%   A.G. Edwards, Inc.                                       10,994          492,531
                                               Bank of New York Co., Inc.                               80,644        2,342,708
                                               Deutsche Bank AG, Registered Shares                      13,580        1,171,755
                                               Franklin Resources, Inc.                                 13,601          933,709
                                               Goldman Sachs Group, Inc.                                44,741        4,921,063
                                               Janus Capital Group, Inc.                                60,198          839,762
                                               Merrill Lynch & Co., Inc.                                44,228        2,503,305
                                               Morgan Stanley                                           17,778        1,017,790
                                               Nomura Holdings, Inc.                                   132,000        1,846,929
                                               UBS AG, Registered Shares                                26,290        2,219,678
                                                                                         Capital Markets Total       18,289,230

                     COMMERCIAL BANKS - 4.1%   Banco Santander Central Hispano SA                      138,400        1,684,964
                                               Bank Austria Creditanstalt                               16,800        1,655,434
                                               Dexia                                                    70,100        1,667,797
                                               Kookmin Bank, ADR                                        38,440        1,716,346
                                               Marshall & Ilsley Corp.                                  11,953          499,038
                                               Mitsubishi Tokyo Financial Group, Inc.                      233        2,021,268
                                               National City Corp.                                      27,720          928,620
                                               North Fork Bancorporation, Inc.                          16,925          469,500
                                               OTP Bank Rt., Registered Shares                          32,300        2,222,240
                                               PNC Financial Services Group, Inc.                       16,976          873,924
                                               Unibanco-Uniao de Bancos Brasileiros
                                                  SA, GDR                                               61,000        2,097,180
                                               US Bancorp                                              131,387        3,786,573
                                               Wachovia Corp.                                           72,656        3,698,917
                                               Wells Fargo & Co.                                        98,387        5,883,543
                                                                                        Commercial Banks Total       29,205,344

                     CONSUMER FINANCE - 0.3%   MBNA Corp.                                               90,791        2,228,919
                                                                                        Consumer Finance Total        2,228,919

       DIVERSIFIED FINANCIAL SERVICES - 2.1%   Citigroup, Inc.                                         237,770       10,685,384
                                               Jafco Co. Ltd.                                           12,800          803,544
                                               JPMorgan Chase & Co.                                    107,758        3,728,427
                                                                                                   Diversified
                                                                                      Financial Services Total       15,217,355

                            INSURANCE - 3.1%   Alleanza Assicurazioni S.p.A.                           101,000        1,318,681
                                               Allstate Corp.                                           19,035        1,029,032
                                               Ambac Financial Group, Inc.                              19,556        1,461,811
                                               American International Group, Inc.                       95,041        5,266,222
                                               Axa                                                      61,200        1,630,618
                                               Chubb Corp.                                              13,673        1,083,859
                                               Hartford Financial Services
                                                  Group, Inc.                                           24,594        1,686,165
                                               Lincoln National Corp.                                   51,056        2,304,668
                                               Prudential Financial, Inc.                               22,000        1,262,800
                                               Prudential PLC                                          167,100        1,596,269
                                               Swiss Re, Registered Shares                              12,051          862,837
                                               Willis Group Holdings Ltd.                               26,254          967,985
                                               XL Capital Ltd., Class A                                 26,431        1,912,811
                                                                                               Insurance Total       22,383,758

                          REAL ESTATE - 0.6%   Archstone-Smith Trust, REIT                              33,265        1,134,669
                                               AvalonBay Communities, Inc., REIT                        15,717        1,051,310
                                               Kimco Realty Corp., REIT                                 21,826        1,176,421
                                               NTT Urban Development Corp.                                 228        1,052,750
                                                                                             Real Estate Total        4,415,150

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
FINANCIALS - (CONTINUED)

           THRIFTS & MORTGAGE FINANCE - 0.3%   Countrywide Financial Corp.                              27,161          881,646
                                               Freddie Mac                                              15,237          962,978
                                                                              Thrifts & Mortgage Finance Total        1,844,624
                                                                                                                 --------------
                                                                                              FINANCIALS TOTAL       93,584,380
HEALTH CARE - 9.2%

                        BIOTECHNOLOGY - 0.6%   Amgen, Inc. (a)                                          47,685        2,775,744
                                               Genentech, Inc.                                          18,870        1,068,231
                                               Gilead Sciences, Inc. (a)                                17,390          622,562
                                                                                           Biotechnology Total        4,466,537

     HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%   Alcon, Inc.                                              24,985        2,230,911
                                               Bausch & Lomb, Inc.                                       6,739          493,969
                                               Cooper Companies, Inc.                                   27,403        1,997,679
                                               Kinetic Concepts, Inc. (a)                               37,420        2,232,103
                                               St. Jude Medical, Inc. (a)                               38,170        1,374,120
                                               Thermo Electron Corp. (a)                                76,980        1,946,824
                                               Varian Medical Systems, Inc.                            105,290        3,609,341
                                               Zimmer Holdings, Inc. (a)                                17,650        1,373,346
                                                                                       Health Care Equipment &
                                                                                                Supplies Total       15,258,293

     HEALTH CARE PROVIDERS & SERVICES - 1.5%   Aetna, Inc.                                              26,205        1,964,065
                                               Caremark Rx, Inc. (a)                                    40,320        1,603,930
                                               CIGNA Corp.                                              11,207        1,000,785
                                               UnitedHealth Group, Inc.                                 34,630        3,303,009
                                               WellPoint, Inc. (a)                                      20,190        2,530,816
                                                                                       Health Care Providers &
                                                                                                Services Total       10,402,605

                      PHARMACEUTICALS - 5.0%   Abbott Laboratories                                      91,950        4,286,709
                                               Bristol-Myers Squibb Co.                                 34,524          878,981
                                               GlaxoSmithKline PLC                                      80,800        1,850,339
                                               GlaxoSmithKline PLC, ADR                                 19,541          897,323
                                               IVAX Corp.                                               49,100          970,707
                                               Johnson & Johnson                                       168,595       11,322,840
                                               Merck & Co., Inc.                                        41,923        1,357,048
                                               Novartis AG, ADR                                         84,039        3,931,344
                                               Novartis AG, Registered Shares                           43,300        2,019,762
                                               Pfizer, Inc.                                            218,694        5,745,091
                                               Teva Pharmaceutical Industries
                                                  Ltd., ADR                                            100,780        3,124,180
                                                                                         Pharmaceuticals Total       36,384,324
                                                                                                                 --------------
                                                                                             HEALTH CARE TOTAL       66,511,759
INDUSTRIALS - 7.6%

                  AEROSPACE & DEFENSE - 1.0%   General Dynamics Corp.                                   23,674        2,534,302
                                               Honeywell International, Inc.                            25,900          963,739
                                               United Technologies Corp.                                35,382        3,596,934
                                                                                     Aerospace & Defense Total        7,094,975

                    BUILDING PRODUCTS - 0.4%   American Standard Companies, Inc.                        66,100        3,072,328
                                                                                       Building Products Total        3,072,328

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INDUSTRIALS - (CONTINUED)

       COMMERCIAL SERVICES & SUPPLIES - 0.7%   Cendant Corp.                                            44,147          906,779
                                               Fairlane Management Corp. (a)(b)(c)                         200               --
                                               Republic Services, Inc.                                  16,829          563,435
                                               Secom Co., Ltd.                                          39,000        1,622,499
                                               Waste Management, Inc.                                   70,548        2,035,310
                                                                                         Commercial Services &
                                                                                                Supplies Total        5,128,023

                 ELECTRICAL EQUIPMENT - 0.6%   Rockwell Automation, Inc.                                43,670        2,473,469
                                               Vestas Wind Systems A/S (a)                             107,240        1,549,036
                                                                                    Electrical Equipment Total        4,022,505

             INDUSTRIAL CONGLOMERATES - 3.3%   General Electric Co.                                    389,568       14,047,822
                                               Siemens AG, Registered Shares                            15,500        1,226,892
                                               Textron, Inc.                                            46,441        3,465,428
                                               Tyco International Ltd.                                 158,515        5,357,807
                                                                                                    Industrial
                                                                                           Conglomerates Total       24,097,949

                            MACHINERY - 1.2%   Atlas Copco AB, Class A                                  19,044          911,680
                                               Deere & Co.                                              20,094        1,348,910
                                               Eaton Corp.                                              21,878        1,430,821
                                               Ingersoll-Rand Co., Ltd., Class A                        27,860        2,219,049
                                               ITT Industries, Inc.                                     13,810        1,246,214
                                               Volvo AB, Class B                                        35,600        1,573,350
                                                                                               Machinery Total        8,730,024

                          ROAD & RAIL - 0.2%   East Japan Railway Co.                                      345        1,853,645
                                                                                             Road & Rail Total        1,853,645

     TRADING COMPANIES & DISTRIBUTORS - 0.2%   Mitsubishi Corp.                                         97,000        1,256,779
                                                                                           Trading Companies &
                                                                                            Distributors Total        1,256,779
                                                                                                                 --------------
                                                                                             INDUSTRIALS TOTAL       55,256,228
INFORMATION TECHNOLOGY - 9.3%

             COMMUNICATIONS EQUIPMENT - 1.6%   Cisco Systems, Inc. (a)                                 247,895        4,434,842
                                               Nokia Oyj, ADR                                          199,356        3,076,063
                                               QUALCOMM, Inc.                                           74,000        2,712,100
                                               Telefonaktiebolaget LM Ericsson,
                                                  Class B (a)                                          365,094        1,027,503
                                                                                                Communications
                                                                                               Equipment Total       11,250,508

              COMPUTERS & PERIPHERALS - 1.8%   Dell, Inc. (a)                                          103,635        3,981,657
                                               EMC Corp. (a)                                            76,510          942,603
                                               International Business Machines Corp.                    70,314        6,425,293
                                               Lexmark International, Inc.,
                                                  Class A (a)                                           22,691        1,814,599
                                                                                                   Computers &
                                                                                             Peripherals Total       13,164,152

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%   AU Optronics Corp., ADR                                 106,800        1,565,688
                                               HOYA Corp.                                                8,600          946,598
                                                                                        Electronic Equipment &
                                                                                             Instruments Total        2,512,286

         INTERNET SOFTWARE & SERVICES - 0.3%   Yahoo!, Inc. (a)                                         66,480        2,253,672
                                                                                           Internet Software &
                                                                                                Services Total        2,253,672

                          IT SERVICES - 0.6%   Accenture Ltd., Class A (a)                              87,683        2,117,544
                                               Automatic Data Processing, Inc.                          40,458        1,818,587
                                               Cognizant Technology Solutions Corp.,
                                                  Class A (a)                                           13,210          610,302
                                                                                             IT Services Total        4,546,433

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
INFORMATION TECHNOLOGY - (CONTINUED)

                   OFFICE ELECTRONICS - 0.2%   Xerox Corp. (a)                                          88,951        1,347,608
                                                                                      Office Electronics Total        1,347,608

                           SEMICONDUCTORS &
              SEMICONDUCTOR EQUIPMENT - 2.5%   Altera Corp. (a)                                         89,740        1,775,057
                                               ARM Holdings PLC                                        386,100          767,186
                                               ASML Holding N.V., N.Y. Registered
                                                  Shares (a)                                            70,100        1,175,577
                                               Intel Corp.                                             198,890        4,620,215
                                               Linear Technology Corp.                                  12,850          492,284
                                               National Semiconductor Corp.                             62,190        1,281,736
                                               Nikon Corp.                                             148,000        1,702,197
                                               Samsung Electronics Co., Ltd.,
                                                  Registered Shares, GDR                                 9,226        2,283,435
                                               Taiwan Semiconductor Manufacturing
                                                  Co., Ltd., ADR                                       115,800          981,984
                                               Teradyne, Inc. (a)                                       68,690        1,002,874
                                               Texas Instruments, Inc.                                  62,770        1,600,007
                                                                                              Semiconductors &
                                                                                                 Semiconductor
                                                                                               Equipment Total       17,682,552

                             SOFTWARE - 2.0%   Amdocs Ltd. (a)                                          31,550          896,020
                                               Autodesk, Inc.                                           20,700          616,032
                                               Microsoft Corp.                                         405,611        9,803,618
                                               Oracle Corp. (a)                                         62,145          775,569
                                               SAP AG, ADR                                               5,304          854,867
                                               Symantec Corp. (a)                                       72,460        1,545,572
                                                                                                Software Total       14,491,678
                                                                                                                 --------------
                                                                                                   INFORMATION
                                                                                              TECHNOLOGY TOTAL       67,248,889
MATERIALS - 1.9%

                            CHEMICALS - 1.0%   Air Products & Chemicals, Inc.                           56,553        3,579,239
                                               BOC Group PLC                                            51,800          996,513
                                               Kaneka Corp.                                             88,000          971,895
                                               PPG Industries, Inc.                                     10,940          782,429
                                               Shin-Etsu Chemical Co., Ltd.                             25,900          980,869
                                                                                               Chemicals Total        7,310,945

               CONSTRUCTION MATERIALS - 0.3%   Holcim Ltd., Registered Shares                           16,814        1,033,789
                                               Lafarge SA                                               11,318        1,096,173
                                                                                                  Construction
                                                                                               Materials Total        2,129,962

              PAPER & FOREST PRODUCTS - 0.6%   MeadWestvaco Corp.                                       76,206        2,424,875
                                               Weyerhaeuser Co.                                         24,500        1,678,250
                                                                                                Paper & Forest
                                                                                                Products Total        4,103,125
                                                                                                                 --------------
                                                                                               MATERIALS TOTAL       13,544,032
TELECOMMUNICATION SERVICES - 1.9%

               DIVERSIFIED TELECOMMUNICATION   BellSouth Corp.                                          55,982        1,471,767
                             SERVICES - 1.6%   SBC Communications, Inc.                                162,809        3,856,945
                                               Telefonica SA                                            83,102        1,448,104
                                               Telenor ASA                                             163,600        1,470,156
                                               Verizon Communications, Inc.                             86,401        3,067,236
                                                                                                   Diversified
                                                                                             Telecommunication
                                                                                                Services Total       11,314,208

  WIRELESS TELECOMMUNICATION SERVICES - 0.3%   Cosmote Mobile Telecommunications SA                     43,580          765,059
                                               NTT DoCoMo, Inc.                                            970        1,628,655
                                                                                                      Wireless
                                                                                             Telecommunication
                                                                                                Services Total        2,393,714
                                                                                                                 --------------
                                                                                             TELECOMMUNICATION
                                                                                                SERVICES TOTAL       13,707,922

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)
UTILITIES - 1.2%

                   ELECTRIC UTILITIES - 1.2%   Entergy Corp.                                            26,539        1,875,246
                                               Exelon Corp.                                             34,648        1,589,997
                                               FPL Group, Inc. (a)                                      25,483        1,023,142
                                               PG&E Corp.                                               31,180        1,063,238
                                               TXU Corp.                                                38,292        3,049,192
                                                                                      Electric Utilities Total        8,600,815
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL        8,600,815

                                               TOTAL COMMON STOCKS
                                               (COST OF $409,583,102)                                               470,698,453

                                                                                                       PAR ($)
-------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 12.1%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION - 0.4%

      FEDERAL NATIONAL MORTGAGE ASSOCIATION    5.000% 12/25/15                                       2,700,000        2,710,756
                                                                                                                 --------------
                                                                                         AGENCY COLLATERALIZED
                                                                                              OBLIGATION TOTAL        2,710,756
MORTGAGE-BACKED OBLIGATIONS - 11.7%

           FEDERAL HOME LOAN MORTGAGE CORP.    5.000% 09/01/34                                       3,918,071        3,836,065
                                               5.500% 09/01/34                                       4,646,453        4,661,618
                                               6.000% 02/01/09 - 04/01/26                            1,835,716        1,886,977
                                               6.500% 07/01/14 - 01/01/30                              419,175          437,373
                                               7.000% 11/01/29 - 01/01/30                              106,568          112,366
                                               8.000% 07/01/20                                          57,907           62,478

      FEDERAL NATIONAL MORTGAGE ASSOCIATION    4.500% 05/01/34                                       3,366,563        3,196,458
                                               5.000% 01/01/18 - 10/01/33                           26,229,058       25,990,607
                                               5.500% 12/01/17 - 10/01/33                           21,120,680       21,375,034
                                               6.500% 05/01/07 - 02/01/32                           10,004,114       10,405,386
                                               7.000% 08/15/23 - 12/01/32                            2,513,424        2,654,202
                                               TBA:
                                               5.000% 04/01/05 (d)                                   5,000,000        4,887,500
                                               6.000% 04/01/05 (d)                                   5,000,000        5,109,375
                                                                                                                 --------------
                                                                                               MORTGAGE-BACKED
                                                                                             OBLIGATIONS TOTAL       84,615,439

                                               TOTAL MORTGAGE-BACKED OBLIGATIONS
                                               (COST OF $86,438,574)                                                 87,326,195

CORPORATE FIXED-INCOME BONDS & NOTES - 10.2%
BASIC MATERIALS - 0.2%
FOREST PRODUCTS & PAPER - 0.2%

                             Westvaco Corp.    8.200% 01/15/30                                       1,110,000        1,381,484
                                                                                             Forest Products &
                                                                                                   Paper Total        1,381,484
                                                                                                                 --------------
                                                                                         BASIC MATERIALS TOTAL        1,381,484

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
COMMUNICATIONS - 0.7%
MEDIA - 0.2%

                              Comcast Corp.    7.050% 03/15/33                                       1,050,000        1,174,467
                                                                                                   Media Total        1,174,467
TELECOMMUNICATIONS - 0.5%

                       Sprint Capital Corp.    6.125% 11/15/08                                       1,700,000        1,780,274

               Verizon Global Funding Corp.    7.750% 12/01/30                                       1,525,000        1,834,148
                                                                                             Telecommunication
                                                                                                Services Total        3,614,422
                                                                                                                 --------------
                                                                                          COMMUNICATIONS TOTAL        4,788,889

CONSUMER CYCLICAL - 1.3%
AIRLINES - 0.6%

                 Continental Airlines, Inc.    7.461% 04/01/15                                       1,458,032        1,355,970

                     United Air Lines, Inc.    7.032% 10/01/10 (e)                                   3,528,123        3,263,513
                                                                                                Airlines Total        4,619,483
FINANCE - 0.7%

              American Express Credit Corp.    3.000% 05/16/08                                       1,750,000        1,677,953

                    Goldman Sachs Capital I    6.345% 02/15/34                                       1,000,000        1,032,150

                          Wells Fargo & Co.    3.000% 03/10/08                                       2,250,000        2,233,485
                                                                                                 Finance Total        4,943,588
                                                                                                                 --------------
                                                                                       CONSUMER CYCLICAL TOTAL        9,563,071
CONSUMER NON-CYCLICAL - 0.5%
COSMETICS/PERSONAL CARE - 0.5%

                       Procter & Gamble Co.    4.750% 06/15/07                                       3,615,000        3,662,429
                                                                                 Cosmetics/Personal Care Total        3,662,429
                                                                                                                 --------------
                                                                                   CONSUMER NON-CYCLICAL TOTAL        3,662,429
ENERGY - 0.9%
OIL & GAS - 0.7%

                      Devon Financing Corp.    6.875% 09/30/11                                       2,000,000        2,205,620

                                Nexen, Inc.    7.875% 03/15/32                                       1,500,000        1,846,290

         Pemex Project Funding Master Trust    7.875% 02/01/09                                       1,250,000        1,346,875
                                                                                               Oil & Gas Total        5,398,785
PIPELINES - 0.2%

                                Enron Corp.    6.750% 07/01/05 (f)                                   3,000,000            3,750

              Kinder Morgan Energy Partners    7.300% 08/15/33                                       1,075,000        1,231,531
                                                                                               Pipelines Total        1,235,281
                                                                                                                 --------------
                                                                                                  ENERGY TOTAL        6,634,066

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
FINANCIALS - 4.3%
BANKS - 0.8%

                    HSBC Capital Funding LP    9.547% 12/31/49 (g)                                   2,900,000        3,486,873

                Rabobank Capital Funding II    5.260% 12/31/49 (g)                                   2,450,000        2,521,001
                                                                                                   Banks Total        6,007,874
CAPITAL MARKETS - 0.2%

                        Merrill Lynch & Co.    4.125% 01/15/09                                       1,250,000        1,226,450
                                                                                         Capital Markets Total        1,226,450
DIVERSIFIED FINANCIAL SERVICES - 1.8%

                                   Citicorp    8.040% 12/15/19 (g)                                   4,710,000        5,803,992

                      Ford Motor Credit Co.    7.375% 02/01/11                                       1,950,000        1,942,200

            General Motors Acceptance Corp.    6.875% 08/28/12                                       1,325,000        1,182,337

          International Lease Finance Corp.    6.375% 03/15/09                                       1,500,000        1,583,415

                             Morgan Stanley    6.750% 04/15/11                                       1,225,000        1,340,064

                      UFJ Finance Aruba AEC    6.750% 07/15/13                                       1,225,000        1,325,793
                                                                          Diversified Financial Services Total       13,177,801
INSURANCE - 1.0%

 Florida Windstorm Underwriting Association    7.125% 02/25/19 (g)                                   3,025,000        3,388,756

        Prudential Insurance Co. of America    7.650% 07/01/07 (g)                                   3,945,000        4,205,883
                                                                                               Insurance Total        7,594,639
INVESTMENT COMPANIES - 0.3%

       Credit Suisse First Boston USA, Inc.    4.625% 01/15/08                                       2,000,000        2,010,660
                                                                                                    Investment
                                                                                               Companies Total        2,010,660
REAL ESTATE - 0.2%

       Health Care Property Investors, Inc.    6.450% 06/25/12                                       1,125,000        1,197,664
                                                                                             Real Estate Total        1,197,664
                                                                                                                 --------------
                                                                                              FINANCIALS TOTAL       31,215,088
INDUSTRIALS - 1.4%
AEROSPACE & DEFENSE - 0.3%

                               Raytheon Co.    8.300% 03/01/10                                       1,500,000        1,719,240
                                                                                                   Aerospace &
                                                                                                 Defense Total        1,719,240
COMMERCIAL SERVICES & SUPPLIES - 0.2%

                     Waste Management, Inc.    7.375% 08/01/10                                       1,150,000        1,277,949
                                                                                         Commercial Services &
                                                                                                Supplies Total        1,277,949

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
INDUSTRIALS - (CONTINUED)
INDUSTRIAL CONGLOMERATES - 0.3%

                       General Electric Co.    5.000% 02/01/13                                       2,275,000        2,273,680
                                                                                                    Industrial
                                                                                           Conglomerates Total        2,273,680
TRANSPORTATION - 0.6%

                                Fedex Corp.    7.500% 01/15/18                                       3,807,431        4,379,764
                                                                                          Transportation Total        4,379,764
                                                                                                                 --------------
                                                                                             INDUSTRIALS TOTAL        9,650,633
UTILITIES - 0.9%
ELECTRIC - 0.9%

                   Dominion Resources, Inc.    6.300% 03/15/33                                       1,400,000        1,453,480

              Public Service Electric & Gas    4.000% 11/01/08                                       2,450,000        2,395,733

                         Scottish Power PLC    4.910% 03/15/10                                       1,125,000        1,126,485

                         Southern Power Co.    6.250% 07/15/12                                       1,525,000        1,645,002
                                                                                                Electric Total        6,620,700
                                                                                                                 --------------
                                                                                               UTILITIES TOTAL        6,620,700

                                               TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
                                               (COST OF $74,728,391)                                                 73,516,360

ASSET-BACKED SECURITIES - 3.5%

   AMERICREDIT AUTOMOBILE RECEIVABLES TRUST    3.930% 10/06/11                                       1,750,000        1,708,035

    CAPITAL ONE MULTI-ASSET EXECUTION TRUST    3.650% 07/15/11                                       2,914,000        2,844,239

        CITIBANK CREDIT CARD ISSUANCE TRUST    2.900% 05/17/10                                       5,000,000        4,788,050

                       CONSUMER FUNDING LLC    5.430% 04/20/15                                       1,820,000        1,878,895

       DELTA FUNDING HOME EQUITY LOAN TRUST    8.010% 10/25/27                                       2,922,228        2,928,657

                 GREEN TREE FINANCIAL CORP.    6.870% 01/15/29                                         646,215          678,455

                  NAVISTAR FINANCIAL CORP.,    Series 2003 B, Class A4,
                                                  3.250% 10/15/10                                    5,700,000        5,587,482

                ORIGEN MANUFACTURED HOUSING    3.380% 08/15/17                                       1,930,000        1,872,621

           PG&E ENERGY RECOVERY FUNDING LLC    3.870% 06/25/11                                       2,140,000        2,114,898

             PROVIDIAN GATEWAY MASTER TRUST    3.350% 09/15/11 (g)                                     500,000          488,060

                                               TOTAL ASSET-BACKED SECURITIES
                                               (COST OF $25,535,773)                                                 24,889,392

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.7%
COLLATERALIZED MORTGAGE OBLIGATION - 0.3%

           RESIDENTIAL ACCREDIT LOANS, INC.    6.500% 03/25/29                                       2,476,623        2,393,161
                                                                                                                 --------------
                                                                                       COLLATERALIZED MORTGAGE
                                                                                              OBLIGATION TOTAL        2,393,161
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.4%

      FIRST UNION CHASE COMMERCIAL MORTGAGE    6.645% 06/15/31                                       2,250,000        2,383,357

                  FIRST UNION NATIONAL BANK    6.223% 10/12/11                                       4,250,000        4,541,380

                        COMMERCIAL MORTGAGE    6.141% 02/12/34                                       5,000,000        5,291,500

           LB-UBS COMMERCIAL MORTGAGE TRUST    6.510% 12/15/26                                       4,000,000        4,292,480

    WACHOVIA BANK COMMERCIAL MORTGAGE TRUST    3.989% 06/15/35                                         830,000          773,104
                                                                                                                 --------------
                                                                                          COMMERCIAL MORTGAGE-
                                                                                       BACKED SECURITIES TOTAL       17,281,821

                                               TOTAL COLLATERALIZED MORTGAGE
                                               OBLIGATIONS (COST OF $19,758,546)                                     19,674,982

GOVERNMENT AGENCIES & OBLIGATIONS - 4.8%
U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 4.8%

           FEDERAL HOME LOAN MORTGAGE CORP.    2.680% 04/12/05                                      10,000,000        9,991,811

                         U.S. TREASURY BILL    2.480% 05/12/05                                       2,725,000        2,717,055
                                               4.625% 10/15/14                                       2,100,000        2,055,852
                                               6.625% 09/15/09                                       6,600,000        7,170,458

                        U.S. TREASURY BONDS    3.500% 11/15/06                                       3,000,000        2,990,625
                                               4.750% 05/15/14                                       4,000,000        4,075,000
                                               6.250% 08/15/23                                       2,750,000        3,201,924

                        U.S. TREASURY NOTES    3.875% 02/15/13                                       2,390,000        2,307,003
                                                                                                                 --------------
                                                                                      U.S. GOVERNMENT AGENCIES
                                                                                           & OBLIGATIONS TOTAL       34,509,728

                                               TOTAL GOVERNMENT AGENCIES &
                                               OBLIGATIONS (COST OF $34,476,378)                                     34,509,728

                                                                                                        SHARES
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.5%

                                               iShares Russell 1000 Value Index Fund                    58,313        3,837,578

                                               TOTAL INVESTMENT COMPANY
                                               (COST OF $3,806,130)                                                   3,837,578

See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 0.2%
ILLINOIS - 0.2%

             ILLINOIS STATE TAXABLE PENSION    5.100% 06/01/33                                       1,400,000        1,344,672
                                                                                                                 --------------
                                                                                                TOTAL ILLINOIS        1,344,672

                                               TOTAL MUNICIPAL BONDS
                                               (COST OF $1,244,726)                                                   1,344,672

                                                                                                         UNITS
-------------------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.0% (a)(b)(c)
COMMUNICATIONS - 0.0%
MEDIA - 0.0%

                            ONO FINANCE PLC    Expires 05/31/09 (b)(c)                                      50               --
                                               Expires 03/06/11 (b)(c)                                      30               --
                                                                                                   Media Total               --
TELECOMMUNICATIONS - 0.0%

                                JAZZTEL PLC    Expires 07/15/10 (b)(c)                                      15               --
                                                                                             Telecommunication
                                                                                                Services Total               --
                                                                                                                 --------------
                                                                                          COMMUNICATIONS TOTAL               --
                                                                                                                 --------------
                                               TOTAL WARRANTS
                                               (COST OF $4,639)                                                              --

                                 See Accompanying Notes to Financial Statements.

                                                                                                       PAR ($)        VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 2.2%

                                               Repurchase agreement with State Street Bank
                                               & Trust Co., dated 03/31/05, due 04/01/05
                                               at 2.450%, collateralized by a U.S.
                                               Treasury Bonds maturing 08/15/22, market
                                               value of $16,381,205 (repurchase proceeds
                                               $16,046,092)                                         16,045,000       16,045,000

                                               TOTAL SHORT-TERM OBLIGATION
                                               (COST OF $16,045,000)                                                 16,045,000

                                               TOTAL INVESTMENTS - 101.4%
                                               (COST OF $671,621,259) (h)                                           731,842,360

                                               OTHER ASSETS & LIABILITIES, NET - (1.4)%                              (9,802,764)

                                               NET ASSETS - 100.0%                                                  722,039,596

     NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Security has no value.

(d)  Security purchased on a delayed delivery basis.

(e) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is being accrued. As of March 31, 2005, the value of this security amounted $3,263,513, which represents 0.5% of net assets.

(f) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. As of March 31, 2005, the value of these securities amounted to $3,750, which represents 0.0% of net assets.

(g) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $19,894,565, which represents 2.8% of net assets.

(h)  Cost for federal income tax purposes is $672,310,743.

     ACRONYM        NAME
     ADR            American Depositary Receipt
     AMBAC          Ambac Assurance Corp.
     GDR            Global Depositary Receipt
     REIT           Real Estate Investment Trust
     TBA            To Be Announced

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA LIBERTY FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                                    ASSETS        Investments, at cost                                             671,621,259
                                                                                                                  ------------
                                                  Investments, at value                                            731,842,360
                                                  Cash                                                                   2,957
                                                  Foreign currency (cost of $641,574)                                  635,728
                                                  Receivable for:
                                                   Investments sold                                                 20,932,337
                                                   Fund shares sold                                                     74,292
                                                   Interest                                                          1,823,517
                                                   Dividends                                                           743,750
                                                   Foreign tax reclaims                                                 24,759
                                                  Deferred Trustees' compensation plan                                  55,302
                                                                                                                  ------------
                                                                                                    Total Assets   756,135,002

                               LIABILITIES        Payable for:
                                                   Investments purchased                                            22,046,574
                                                   Investments purchased on a delayed delivery basis                10,051,563
                                                   Fund shares repurchased                                           1,041,225
                                                   Distributions                                                            40
                                                   Investment advisory fee                                             354,036
                                                   Transfer agent fee                                                  317,629
                                                   Pricing and bookkeeping fees                                         12,012
                                                   Custody fee                                                          19,020
                                                   Distribution and service fees                                       191,186
                                                  Deferred Trustees' fees                                               55,302
                                                  Other liabilities                                                      6,819
                                                                                                                  ------------
                                                                                               Total Liabilities    34,095,406

                                                                                                      NET ASSETS   722,039,596

                 COMPOSITION OF NET ASSETS        Paid-in capital                                                  711,638,105
                                                  Overdistributed net investment income                             (1,043,162)
                                                  Accumulated net realized loss                                    (48,772,180)
                                                  Net unrealized appreciation (depreciation) on:
                                                   Investments                                                      60,221,101
                                                   Foreign currency translations                                        (4,268)
                                                                                                                  ------------
                                                                                                      NET ASSETS   722,039,596

                                   CLASS A        Net assets                                                       563,757,244
                                                  Shares outstanding                                                70,017,124
                                                  Net asset value per share                                               8.05(a)
                                                  Maximum offering price per share ($8.05/0.9425)                         8.54(b)

                                   CLASS B        Net assets                                                       151,905,141
                                                  Shares outstanding                                                18,881,931
                                                  Net asset value and offering price per share                            8.05(a)

                                   CLASS C        Net assets                                                         5,662,804
                                                  Shares outstanding                                                   705,566
                                                  Net asset value and offering price per share                            8.03(a)

                                   CLASS Z        Net assets                                                           714,407
                                                  Shares outstanding                                                    83,619
                                                  Net asset value, offering and redemption price per share                8.54

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                         INVESTMENT INCOME        Dividends                                                          5,247,121
                                                  Interest                                                           6,378,418
                                                                                                                  ------------
                                                   Total Investment Income (net of foreign taxes withheld
                                                    of $87,971)                                                     11,625,539

                                  EXPENSES        Investment advisory fee                                            2,071,659
                                                  Distribution fee:
                                                   Class B                                                             621,420
                                                   Class C                                                              22,436
                                                  Service fee:
                                                   Class A                                                             677,036
                                                   Class B                                                             193,056
                                                   Class C                                                               6,971
                                                  Transfer agent fee                                                 1,009,102
                                                  Pricing and bookkeeping fees                                         109,013
                                                  Trustees' fees                                                        16,046
                                                  Custody fee                                                           73,330
                                                  Non-recurring costs (See Note 7)                                       8,523
                                                  Other expenses                                                       129,779
                                                                                                                  ------------
                                                   Total Expenses                                                    4,938,371
                                                  Non-recurring costs assumed by Investment Advisor (See Note 7)        (8,523)
                                                                                                                  ------------
                                                   Net Expenses                                                      4,929,848
                                                                                                                  ------------
                                                  Net Investment Income                                              6,695,691

NET REALIZED AND UNREALIZED GAIN (LOSS) ON        Net realized gain on:
          INVESTMENTS AND FOREIGN CURRENCY         Investments                                                      43,760,429
                                                   Foreign currency transactions                                        28,951
                                                                                                                  ------------
                                                     Net realized gain                                              43,789,380
                                                  Net change in unrealized appreciation/depreciation on:
                                                   Investments                                                      (6,469,085)
                                                   Foreign currency translations                                        (9,836)
                                                                                                                  ------------
                                                     Net change in unrealized appreciation/depreciation             (6,478,921)
                                                                                                                  ------------
                                                  Net Gain                                                          37,310,459
                                                                                                                  ------------
                                                  Net Increase in Net Assets from Operations                        44,006,150

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   (UNAUDITED)
                                                                                              SIX MONTHS ENDED      YEAR ENDED
                                                                                                     MARCH 31,   SEPTEMBER 30,
                                                                                                      2005 ($)        2004 ($)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

                                OPERATIONS        Net investment income                              6,695,691      12,526,969
                                                  Net realized gain on investments and
                                                   foreign currency transactions                    43,789,380      46,261,153
                                                  Net change in unrealized appreciation
                                                   (depreciation) on investments and foreign
                                                   currency transactions                            (6,478,921)     11,728,384
                                                                                                  ----------------------------
                                                     Net Increase from Operations                   44,006,150      70,516,506

    DISTRIBUTIONS DECLARED TO SHAREHOLDERS        From net investment income:
                                                   Class A                                          (6,669,676)    (14,298,082)
                                                   Class B                                          (1,280,217)     (3,190,189)
                                                   Class C                                             (46,738)       (114,400)
                                                   Class Z                                              (8,193)        (12,128)
                                                                                                  ----------------------------
                                                     Total Distributions Declared to
                                                      Shareholders                                  (8,004,824)    (17,614,799)

                        SHARE TRANSACTIONS        Class A:
                                                   Subscriptions                                    14,633,841      37,892,836
                                                   Distributions reinvested                          5,771,548      12,354,492
                                                   Redemptions                                     (59,063,942)   (119,711,950)
                                                                                                  ----------------------------
                                                     Net Decrease                                  (38,658,553)    (69,464,622)
                                                  Class B:
                                                   Subscriptions                                     3,456,139       8,611,119
                                                   Distributions reinvested                          1,207,852       2,991,365
                                                   Redemptions                                     (32,757,082)    (72,114,732)
                                                                                                  ----------------------------
                                                     Net Decrease                                  (28,093,091)    (60,512,248)
                                                  Class C:
                                                   Subscriptions                                       307,920         865,340
                                                   Distributions reinvested                             41,977         102,295
                                                   Redemptions                                      (1,005,691)     (3,921,468)
                                                                                                  ----------------------------
                                                     Net Decrease                                     (655,794)     (2,953,833)
                                                  Class Z:
                                                   Subscriptions                                        79,038         314,008
                                                   Distributions reinvested                              7,852          11,547
                                                   Redemptions                                         (44,227)        (42,739)
                                                                                                  ----------------------------
                                                     Net Increase                                       42,663         282,816
                                                  Net Decrease from Share Transactions             (67,364,775)   (132,647,887)
                                                                                                  ----------------------------
                                                     Total Decrease in Net Assets                  (31,363,449)    (79,746,180)

                                NET ASSETS        Beginning of period                              753,403,045     833,149,225
                                                  End of period                                    722,039,596     753,403,045
                                                  Undistributed (overdistributed) net
                                                   investment income at end of period               (1,043,162)        265,971

                         CHANGES IN SHARES        CLASS A:
                                                   Subscriptions                                     1,812,454       4,952,401
                                                   Issued for distributions reinvested                 715,744       1,622,625
                                                   Redemptions                                      (7,340,833)    (15,630,735)
                                                                                                  ----------------------------
                                                     Net Decrease                                   (4,812,635)     (9,055,709)
                                                  Class B:
                                                   Subscriptions                                       430,319       1,126,810
                                                   Issued for distributions reinvested                 149,866         394,361
                                                   Redemptions                                      (4,072,707)     (9,434,112)
                                                                                                  ----------------------------
                                                     Net Decrease                                   (3,492,522)     (7,912,941)
                                                  Class C:
                                                   Subscriptions                                        38,326         112,395
                                                   Issued for distributions reinvested                   5,220          13,510
                                                   Redemptions                                        (125,672)       (513,111)
                                                                                                  ----------------------------
                                                     Net Decrease                                      (82,126)       (387,206)
                                                  Class Z:
                                                   Subscriptions                                         9,177          38,166
                                                   Issued for distributions reinvested                     918           1,427
                                                   Redemptions                                          (5,179)         (5,315)
                                                                                                  ----------------------------
                                                     Net Increase                                        4,916          34,278

                                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2005 (UNAUDITED)                                 COLUMBIA LIBERTY FUND

NOTE 1. ORGANIZATION

Columbia Liberty Fund (the "Fund"), a series of Columbia Funds Trust III (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOALS

The Fund seeks primarily income and capital growth. The Fund's secondary goal is capital preservation.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure. Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for the possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended September 30, 2004 was as follows:

                                               SEPTEMBER 30,
                                                   2004
------------------------------------------------------------
Distributions paid from:
   Ordinary Income*                            $  17,614,799

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes was:

    Unrealized appreciation                    $  82,554,738
    Unrealized depreciation                      (23,023,121)
                                               -------------
     Net unrealized appreciation               $  59,531,617

The following capital loss carryforwards, determined as of September 30, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

          YEAR OF                  CAPITAL LOSS
         EXPIRATION                CARRYFORWARD
-----------------------------------------------
            2010                   $ 26,610,001
            2011                     57,687,070
                                   ------------
                                   $ 84,297,071

Capital loss carryforwards of $41,547,901 were utilized during the year ended September 30, 2004 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS                ANNUAL FEE RATE
-------------------------------------------------------------
          First $1 billion                          0.55%
     $1 billion to $1.5 billion                     0.50%
          Over $1.5 billion                         0.45%

For the six months ended March 31, 2005, the Fund's annualized effective investment advisory fee rate was 0.55%.

SUB-ADVISORY FEE

Nordea Investment Management North America, Inc. ("Nordea") has been retained by Columbia as sub-advisor to the Fund. As the sub-advisor, Nordea is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays Nordea a monthly sub-advisory fee at the annual rate of 0.40% annually of the Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the

Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the six months ended March 31, 2005, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.029%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account per class. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the six months ended March 31, 2005, the Fund's annualized effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.27%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the six months ended March 31, 2005, the Distributor has retained net underwriting discounts of $10,239 on sales of the Fund's Class A shares and net CDSC fees of $366, $141,187 and $216 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for Class A, Class B and Class C shares, which requires the payment of a monthly service fee to the Distributor. The service fee is equal to 0.15% annually of the average daily net assets attributable to the shares issued prior to April 1, 1989 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, and Class C shares issued thereafter. This arrangement results in a service fee that is a blend between the 0.15% and 0.25% annual rates for the Class A, Class B and Class C shares. For the year ended September 30, 2004, the Class A, Class B and Class C shares' effective service fee rate was 0.23%.

The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six months ended March 31, 2005 there were no such credits.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended March 31, 2005, the Fund paid $1,132 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the six months ended March 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $223,985,558 and $279,627,641, respectively of which $35,808,359 and $54,289,840, respectively were U.S. Government securities.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company.

Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the six months ended March 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by and independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. "At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined."

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Fund and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs are expected to file a consolidated amended complaint in June 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

In connection with events described in detail above, various parties have filed suit against certain funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

For the six months ended March 31, 2005, Columbia has assumed $8,523 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS

                                                           COLUMBIA LIBERTY FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)                                       PERIOD
                                           SIX MONTHS ENDED              YEAR ENDED                ENDED
                                                  MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS A SHARES                                         2005                    2004           2003(a)(b)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $           7.68        $           7.22     $           6.68

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (c)                              0.08                    0.13                 0.12
Net realized and unrealized
gain (loss) on investments,
foreign currency and
futures contracts                                      0.38                    0.51                 0.55
                                           ----------------        ----------------     ----------------
Total from Investment
Operations                                             0.46                    0.64                 0.67

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                            (0.09)                  (0.18)               (0.13)
From net realized gains                                  --                      --                   --
                                           ----------------        ----------------     ----------------
Total Distributions Declared
to Shareholders                                       (0.09)                  (0.18)               (0.13)

NET ASSET VALUE, END OF PERIOD             $           8.05        $           7.68     $           7.22
Total return (e)                                       6.03%(f)                8.92%               10.13%(f)

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                                 1.14%(h)                1.13%                1.23%(h)
Interest expense                                         --                      --                   --%(h)(i)
Expenses (g)                                           1.14%(h)                1.13%                1.23%(h)
Net investment income (g)                              1.95%(h)                1.73%                1.86%(h)
Portfolio turnover rate                                  31%(f)                  74%                 109%(f)
Net assets, end of
period (000's)                             $        563,757        $        574,954     $        605,859

                                                                 YEAR ENDED OCTOBER 31,
CLASS A SHARES                                      2002(b)                 2001(b)              2000(b)
--------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                        $           7.53        $          10.24     $          10.81

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (c)                              0.16(d)                 0.19                 0.19
Net realized and unrealized
gain (loss) on investments,
foreign currency and
futures contracts                                     (0.84)(d)               (1.70)                0.63
                                           ----------------        ----------------     ----------------
Total from Investment
Operations                                            (0.68)                  (1.51)                0.82

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                            (0.17)                  (0.20)               (0.19)
From net realized gains                                  --                   (1.00)               (1.20)
                                           ----------------        ----------------     ----------------
Total Distributions Declared
to Shareholders                                       (0.17)                  (1.20)               (1.39)

Net Asset Value, End of Period             $           6.68        $           7.53     $          10.24
Total return (e)                                      (9.19)%                (16.38)%               8.16%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                                 1.18%                   1.13%                1.06%
Interest expense                                         --%(i)                  --                   --
Expenses (g)                                           1.18%                   1.13%                1.06%
Net investment income (g)                              2.24%(d)                2.29%                1.88%
Portfolio turnover rate                                  41%                     55%                  78%
Net assets, end of
period (000's)                             $        624,483        $        757,467     $        874,225

(a)  The Fund has changed its fiscal year end from October 31 to September 30.

(b) For the period ended September 30, 2003 and the years ended October 31, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.28% to 2.24%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)                                       PERIOD
                                           SIX MONTHS ENDED              YEAR ENDED                ENDED
                                                  MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS B SHARES                                         2005                    2004           2003(a)(b)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $           7.68        $           7.21     $           6.67

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (c)                              0.05                    0.07                 0.07
Net realized and unrealized
gain (loss) on investments,
foreign currency and
futures contracts                                      0.38                    0.52                 0.55
                                           ----------------        ----------------     ----------------
Total from Investment
Operations                                             0.43                    0.59                 0.62

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                            (0.06)                  (0.12)               (0.08)
From net realized gains                                  --                      --                   --
                                           ----------------        ----------------     ----------------
Total Distributions Declared
to Shareholders                                       (0.06)                  (0.12)               (0.08)

NET ASSET VALUE, END OF PERIOD             $           8.05        $           7.68     $           7.21
Total return (e)                                       5.64%(f)                8.22%                9.33%(f)

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                                 1.89%(h)                1.88%                1.98%(h)
Interest expense                                         --                      --                   --%(h)(i)
Expenses (g)                                           1.89%(h)                1.88%                1.98%(h)
Net investment income (g)                              1.20%(h)                0.97%                1.11%(h)
Portfolio turnover rate                                  31%(f)                  74%                 109%(f)
Net assets, end of
period (000's)                             $        151,905        $        171,775     $        218,494

                                                                 YEAR ENDED OCTOBER 31,
CLASS B SHARES                                      2002(b)                 2001(b)              2000(b)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $           7.51        $          10.22     $          10.79

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (c)                              0.11(d)                 0.13                 0.12
Net realized and unrealized
gain (loss) on investments,
foreign currency and
futures contracts                                     (0.83)(d)               (1.71)                0.62
                                           ----------------        ----------------     ----------------
Total from Investment
Operations                                            (0.72)                  (1.58)                0.74

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                            (0.12)                  (0.13)               (0.11)
From net realized gains                                  --                   (1.00)               (1.20)
                                           ----------------        ----------------     ----------------
Total Distributions Declared
to Shareholders                                       (0.12)                  (1.13)               (1.31)

NET ASSET VALUE, END OF PERIOD             $           6.67        $           7.51     $          10.22
Total return (e)                                      (9.77)%                (17.05)%               7.33%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                                 1.93%                   1.88%                1.81%
Interest expense                                         --%(i)                  --                   --
Expenses (g)                                           1.93%                   1.88%                1.81%
Net investment income (g)                              1.49%(d)                1.54%                1.13%
Portfolio turnover rate                                  41%                     55%                  78%
Net assets, end of
period (000's)                             $        252,598        $        412,639     $        604,975

(a)  The Fund has changed its fiscal year end from October 31 to September 30.

(b) For the period ended September 30, 2003 and the years ended October 31, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized gain
     (loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)                                       PERIOD
                                           SIX MONTHS ENDED              YEAR ENDED                ENDED
                                                  MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS C SHARES                                         2005                    2004           2003(a)(b)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $           7.66        $           7.20     $           6.66

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (c)                              0.05                    0.07                 0.07
Net realized and unrealized
gain (loss) on investments,
foreign currency and
futures contracts                                      0.38                    0.51                 0.55
                                           ----------------        ----------------     ----------------
Total from Investment
Operations                                             0.43                    0.58                 0.62

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                            (0.06)                  (0.12)               (0.08)
From net realized gains                                  --                      --                   --
                                           ----------------        ----------------     ----------------
Total Distributions Declared
to Shareholders                                       (0.06)                  (0.12)               (0.08)

NET ASSET VALUE, END OF PERIOD             $           8.03        $           7.66     $           7.20
Total return (e)                                       5.66%(f)                8.09%                9.34%(f)

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                                 1.89%(h)                1.88%                1.98%(h)
Interest expense                                         --                      --                   --%(h)(i)
Expenses (g)                                           1.89%(h)                1.88%                1.98%(h)
Net investment income (g)                              1.20%(h)                0.97%                1.11%(h)
Portfolio turnover rate                                  31%(f)                  74%                 109%(f)
Net assets, end of
period (000's)                             $          5,663        $          6,033     $          8,457

                                                                 YEAR ENDED OCTOBER 31,
CLASS C SHARES                                      2002(b)                 2001(b)              2000(b)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $           7.50        $          10.21     $          10.78

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (c)                              0.11(d)                 0.13                 0.12
Net realized and unrealized
gain (loss) on investments,
foreign currency and
futures contracts                                     (0.83)(d)               (1.71)                0.62
                                           ----------------        ----------------     ----------------
Total from Investment
Operations                                            (0.72)                  (1.58)                0.74

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                            (0.12)                  (0.13)               (0.11)
From net realized gains                                  --                   (1.00)               (1.20)
                                           ----------------        ----------------     ----------------
Total Distributions Declared
to Shareholders                                       (0.12)                  (1.13)               (1.31)

NET ASSET VALUE, END OF PERIOD             $           6.66        $           7.50     $          10.21
Total return (e)                                      (9.78)%                (17.07)%               7.34%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                                 1.93%                   1.88%                1.81%
Interest expense                                         --%(i)                  --                   --
Expenses (g)                                           1.93%                   1.88%                1.81%
Net investment income (g)                              1.49%(d)                1.54%                1.13%
Portfolio turnover rate                                  41%                     55%                  78%
Net assets, end of
period (000's)                             $          7,873        $         10,463     $          6,519

(a)  The Fund has changed its fiscal year end from October 31 to September 30.

(b) For the period ended September 30, 2003 and the years ended October 31, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized gain
     (loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                (UNAUDITED)                                       PERIOD
                                           SIX MONTHS ENDED              YEAR ENDED                ENDED
                                                  MARCH 31,           SEPTEMBER 30,        SEPTEMBER 30,
CLASS Z SHARES                                         2005                    2004           2003(a)(b)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $           8.15        $           7.65     $           7.07

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (c)                              0.09                    0.16                 0.14
Net realized and unrealized
gain (loss) on investments,
foreign currency and
futures contracts                                      0.40                    0.54                 0.59
                                           ----------------        ----------------     ----------------
Total from Investment
Operations                                             0.49                    0.70                 0.73

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                            (0.10)                  (0.20)               (0.15)
From net realized gains                                  --                      --                   --
                                           ----------------        ----------------     ----------------
Total Distributions Declared
to Shareholders                                       (0.10)                  (0.20)               (0.15)

NET ASSET VALUE, END OF PERIOD             $           8.54        $           8.15     $           7.65
Total return (e)                                       6.04%(f)                9.19%               10.38%(f)

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                                 0.91%(h)                0.90%                1.00%(h)
Interest expense                                         --                      --                   --%(h)(i)
Expenses (g)                                           0.91%(h)                0.90%                1.00%(h)
Net investment income (g)                              2.18%(h)                1.99%                2.00%(h)
Portfolio turnover rate                                  31%(f)                  74%                 109%(f)
Net assets, end of
period (000's)                             $            714        $            641     $            340

                                                                 YEAR ENDED OCTOBER 31,
CLASS Z SHARES                                      2002(b)                 2001(b)              2000(b)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $           7.95        $          10.75     $          11.28

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (c)                              0.19(d)                 0.21                 0.22
Net realized and unrealized
gain (loss) on investments,
foreign currency and
futures contracts                                     (0.88)(d)               (1.79)                0.67
                                           ----------------        ----------------     ----------------
Total from Investment
Operations                                            (0.69)                  (1.58)                0.89

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                            (0.19)                  (0.22)               (0.22)
From net realized gains                                  --                   (1.00)               (1.20)
                                           ----------------        ----------------     ----------------
Total Distributions Declared
to Shareholders                                       (0.19)                  (1.22)               (1.42)

NET ASSET VALUE, END OF PERIOD             $           7.07        $           7.95     $          10.75
Total return (e)                                      (8.88)%                (16.25)%               8.44%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses (g)                                 0.95%                   0.90%                0.82%
Interest expense                                         --%(i)                  --                   --
Expenses (g)                                           0.95%                   0.90%                0.82%
Net investment income (g)                              2.47%(d)                2.52%                2.12%
Portfolio turnover rate                                  41%                     55%                  78%
Net assets, end of
period (000's)                             $            137        $             50     $              3

(a)  The Fund has changed its fiscal year end from October 31 to September 30.

(b) For the period ended September 30, 2003 and the years ended October 31, 2002, 2001 and 2000, the Fund was audited by Ernst & Young LLP.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 2.51% to 2.47%. The impact to the net investment income and net realized and unrealized gain
     (loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENT
                                                           COLUMBIA LIBERTY FUND

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that the Board of Trustees/Directors (the "Board") of the Columbia Funds (the "Funds"), including a majority of the Trustees and Directors (collectively, the "Trustees") who are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), annually review and approve the terms of the Funds' investment advisory and sub-advisory agreements. During the most recent six months covered by this report, the Board reviewed and approved the management contracts ("Advisory Agreement") with Columbia Management Advisors, Inc. ("CMA") and the sub-advisory agreement between CMA and NORDEA Investment Management North America, Inc. "NORDEA" for the Fund. The management contract with CMA and the sub-advisory agreement with NORDEA are collectively referred to as the "Advisory Agreements"

At meetings held on September 23, 2004 and October 12, 2004, the Advisory Fees and Expenses Committee (the "Committee") of the Board considered the factors described below relating to the selection of CMA and the Sub-Advisor and the approval of the Advisory Agreements. At a meeting held on October 13, 2004, the Board, including the Independent Trustees (who were advised by their independent legal counsel), considered these factors and reached the conclusions described below.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered information regarding the nature, extent and quality of services that CMA and the Sub-Advisor provide to the Fund under the Advisory Agreements. CMA provided the most recent investment adviser registration form ("Form ADV") and code of ethics for CMA to the Board. The Board reviewed information on the status of Securities and Exchange Commission ("SEC") and New York Attorney General ("NYAG") proceedings against CMA and certain of its affiliates, including the agreement in principle entered into with the SEC and the NYAG on March 15, 2004 to settle civil complaints filed by the SEC and the NYAG relating to trading activity in mutual fund shares.(1)

The Board evaluated the ability of CMA and the Sub-Advisor, including their resources, reputations and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals. The Board considered information regarding CMA's compensation program for its personnel involved in the management of the Fund.

Based on these considerations and other factors, including those referenced below, the Board concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by CMA and the Sub-Advisor.

FUND PERFORMANCE AND EXPENSES

CMA provided the Board with relative performance and expense information for the Fund in a report prepared by Lipper Inc. ("Lipper") an independent provider of investment company data. The Board considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the "Performance Universe") by total return for one-year, three-year, five-year, ten-year or life of fund periods, as applicable. They also considered the Fund's performance in comparison to the performance results of a group (the "Performance Peer Group") of funds selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size, load type and 12b-1/service fees and other expense features, and to the performance results of the Fund's benchmark index. The Board reviewed a description of Lipper's methodology for selecting the mutual funds in the Fund's Performance Peer Group and Performance Universe.

The Board considered statistical information regarding the Fund's total expenses and certain components thereof, including management fees (both actual management fees based on expenses for advisory and administrative fees including any reductions for fee waivers and expense reimbursements as well as contractual management fees that are computed for a hypothetical level of assets), actual non-management expenses, and fee waivers/caps and expense reimbursements. They also considered comparisons of these expenses to the expense information for funds within a group (the "Expense Peer Group") selected by Lipper based on similarities in fund type (e.g. open-end), investment classification and objective, asset size,

(1) On February 9, 2005, CMA and its affiliate, Columbia Funds Distributor, Inc., entered into settlement agreements with the SEC and the NYAG that contain substantially the terms outlined in the agreements in principle.

load type and 12b-1/service fees and other expense features (but which, unlike the Performance Peer Group, may include funds with several different investment classifications and objectives) and an expense universe ("Expense Universe") selected by Lipper based on the criteria for determining the Expense Peer Group other than asset size. The expense information in the Lipper report took into account all existing fee waivers and expense reimbursements as well as all voluntary advisory fee reductions applicable to certain Funds that were being proposed by management in order to reduce the aggregate advisory fees received from mutual funds advised by CMA and Banc of America Capital Management, LLC ("BACAP") by $32 million per year for five years as contemplated by the agreement in principle with the NYAG.

The Committee also considered the projected impact on expenses of these Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates.

The Boards also considered information in the Lipper report that ranked each Fund based on (i) each Fund's one-year performance and actual advisory fees,
(ii) each Fund's one-year performance and total expenses and (iii) each Fund's 3-year performance and total expenses. Based on these comparisons and expense and performance rankings of the Fund in the Lipper Report, CMA determined an overall score for the Fund. The Committee and the Board also considered projected savings to the Fund that would result from certain modifications in soft dollar arrangements.

The Committee also considered more detailed information relating to certain Funds that were highlighted for additional review based upon the Lipper report, ranked poorly in terms of overall expense or management fees, maintained poor performance or demonstrated a combination of below average to poor performance while maintaining below average or poor expense rankings. At its September 23, 2004 meeting, the Committee discussed these Funds with management and in executive session. The Committee requested additional information from management regarding the cause(s) of the below-average relative performance of these Funds, any remedial actions management recommended to improve performance and the general standards for review of portfolio manager performance. At its October 12, 2004 meeting, the Committee considered additional information provided by management regarding these Funds. The Board also considered management's proposal to merge or liquidate some of these Funds.

Based on these considerations and other factors, the Board concluded that the overall performance and expense results supported by the approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rates (the "Advisory Agreement Rates") payable by the Funds to CMA for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement") payable by CMA to the Sub-Advisor for investment sub-advisory services. In addition, the Board reviewed and considered the existing and proposed fee waiver and reimbursement arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the fee waivers and reimbursements into account (the "Net Advisory Rates"). At previous meetings, the Committee had separately considered management's proposal to reduce annual investment advisory fees for certain Funds under the NYAG agreement in principle and the impact of these reductions on each affected Fund. Additionally, the Board considered information comparing the Advisory Agreement Rates and Net Advisory Rates (both on a stand-alone basis and on a combined basis with the Funds' administration fee rates) with those of the other funds in the Expense Peer Group. The Board concluded that the Advisory Agreement Rates and Net Advisory Rates represented reasonable compensation to CMA, in light of the nature, extent and quality of the services provided to the Funds, the fees paid and expenses borne by comparable funds and the costs that CMA incurs in providing these services to the Funds.

PROFITABILITY

The Board considered a detailed profitability analysis of CMA based on 2003 financial statements, adjusted to take into account advisory fee reductions implemented in November 2003 and proposed reductions under the NYAG proposed settlement. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received for providing these services to the Funds were not unreasonable. The Board did not receive information regarding the profitability of unaffiliated Sub-Advisers given that the sub-advisory fees are paid to the Sub-Advisers by CMA and not directly by the Funds, and that the Board separately determined that the Advisory Agreement Rates were fair and equitable.

ECONOMIES OF SCALE

In evaluating potential economies of scale, the Board considered CMA's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type within the Columbia Funds complex (other than index and closed-end funds). The Board noted that the standardization of the breakpoints would not result in a fee increase for any Fund. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints at current and reasonably foreseeable asset levels. The Board did not receive information regarding economies of scale of unaffiliated sub-advisers given that the sub-advisory fees are paid to the sub-advisers by CMA and not directly by the Fund.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

In evaluating the proposed fee reductions under the NYAG agreement in principle, the Board considered information regarding the advisory fee rates charged by BACAP for the Nations Funds. Members of the Committee and the Board had also separately reviewed advisory fee rates for variable insurance product funds advised by CMA. This information assisted the Board in assessing the reasonableness of fees paid under the Advisory Agreements in light of the nature, extent and quality of services provided under those agreements.

OTHER BENEFITS TO CMA AND THE SUB-ADVISOR

The Board considered information regarding potential "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Advisor as a result of their relationship with the Funds. These benefits could include benefits directly attributable to the relationship of CMA and the Sub-Advisor with the Funds (such as soft dollar credits) and benefits potentially derived from an increase in the business of CMA and the Sub-Advisor as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Advisor and its affiliates).

OTHER FACTORS AND BROADER REVIEW

The Board reviews detailed materials provided by CMA and the Sub-Advisor annually as part of the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board reviews information provided by CMA and the Sub-Advisor at their regular meetings, including, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Board interviews the heads of each investment area at each regular meeting of the Board and selected portfolio managers of the Funds at various times throughout the year. After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Board concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Board unanimously approved the Advisory Agreements.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                           COLUMBIA LIBERTY FUND

TRANSFER AGENT                         The fund mails one shareholder report to each shareholder
                                       address. If you would like more than one report, please call
Columbia Funds Services, Inc.          shareholder services at 800-345-6611 and additional reports will
P.O. Box 8081                          be sent to you.
Boston MA 02266-8081
800-345-6611                           This report has been prepared for shareholders of Columbia
                                       Liberty Fund. This report may also be used as sales literature
DISTRIBUTOR                            when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and
Columbia Funds Distributor, Inc.       operating policies of the fund and with the most recent copy of
One Financial Center                   the Columbia Funds Performance Update.
Boston MA 02111

INVESTMENT ADVISOR                     A description of the fund's proxy voting policies and procedures is available (i) on the fund's website,
Columbia Management Advisors, Inc.     www.columbiamanagement.com; (ii) on the Securities and Exchange
100 Federal Street                     Commission's website at www.sec.gov, and (iii) without charge,
Boston MA 02110                        upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the
                                       SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

                                       The fund files a complete schedule of portfolio holdings with the
                                       SEC for the first and third quarters of each fiscal year on Form
                                       N-Q. The fund's Form N-Q is available on the SEC's website at
                                       www.sec.gov and may be reviewed and copied at the SEC's Public
                                       Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
                                       1-800-SEC-0330.

                                       Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA LIBERTY FUND  SEMIANNUAL REPORT, MARCH 31, 2005             PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIA MANAGEMENT(R) LOGO]

(C) 2005 COLUMBIA FUNDS DISTRIBUTOR, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                                721-03/041V-0405 (05/05) 05/5490

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

 (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

 (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                      Columbia Funds Trust III
            --------------------------------------------------------------------


By (Signature and Title)          /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                  Christopher L. Wilson, President


Date                              May 27, 2005
     ---------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                  Christopher L. Wilson, President


Date                              May 27, 2005
     ---------------------------------------------------------------------------


By (Signature and Title)          /S/ J. Kevin Connaughton
                        --------------------------------------------------------
                                  J. Kevin Connaughton, Treasurer


Date                              May 27, 2005
     ---------------------------------------------------------------------------